UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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☒ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to §240.14a-12

IMMUNIC, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1200 Avenue of the Americas, Suite 200
New York, New York 10036

To our Stockholders:

We are pleased to invite you to attend the special meeting of stockholders of Immunic, Inc. (“Immunic” or the “Company”), to be held on March 4, 2024 at 10:00 a.m. Eastern Standard time, virtually via the Internet at https://web.lumiagm.com/276702602. The special meeting of stockholders (“the Special Meeting”) will be a completely virtual meeting and will be conducted exclusively by webcast on the Internet. No physical meeting will be held.

Details regarding how to attend the Special Meeting and the business to be conducted at the Special Meeting are more fully described in the accompanying Notice of Special Meeting of Stockholders and proxy statement.

Your vote is important. Regardless of whether you plan to attend the Special Meeting, it is important that your shares be represented and voted at the Special Meeting, and we hope you will vote as soon as possible. You may vote by proxy over the Internet, by telephone or by written proxy card through mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet or by telephone, or written proxy or voting instruction card will ensure your representation at the Special Meeting regardless of whether you attend the Special Meeting.

Thank you for your ongoing support of, and continued interest in, Immunic, Inc.

Sincerely,

/s/ Dr. Daniel Vitt	/s/ Dr. Duane Nash
Dr. Daniel Vitt Chief Executive Officer	Dr. Duane Nash Executive Chairman of the Board of Directors

New York, New York
January [●], 2024

IMMUNIC, INC.

1200 Avenue of the Americas, Suite 200

New York, New York 10036

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Time and Date	10:00 a.m. Eastern Standard time, on March 4, 2024

Place	Virtually via the Internet at https://web.lumiagm.com/276702602. No physical meeting will be held.

Items of Business

(1)  To approve an amendment of Immunic’s amended and restated certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) to increase the total number of authorized shares of common stock, $0.0001 par value per share (the “Common Stock”), from 130,000,000 shares to 500,000,000;

(2) To approve an amendment to the Immunic, Inc. Amended and Restated 2021 Employee Stock Purchase Plan (the “2021 Employee Stock Purchase Plan”) to increase the number of shares of Common Stock reserved for delivery under the Employee Stock Purchase Plan by 1,000,000 shares to a total of 1,200,000 shares;

(3) To approve an amendment to the Immunic, Inc. 2019 Omnibus Equity Incentive Plan, as Amended (the “Existing 2019 Omnibus Plan”), to increase the number of shares of common stock authorized for issuance by 9,100,000 shares to a total of 19,448,871 shares;

(4) To approve the repricing of certain outstanding stock options; and

(5) To transact other business that may properly come before the Special Meeting.

Adjournments and Postponements	Any action on the items of business described above may be considered at the Special Meeting at the time and on the date specified above or at any time and date to which the Special Meeting may be properly adjourned or postponed.

Record Date	January 19, 2024. Only stockholders of record of our Common Stock as of the close of business on January 19, 2024 are entitled to notice of, and to vote at, the Special Meeting.
Meeting Admission	You are invited to attend the Special Meeting if you are a stockholder of record or a beneficial owner of shares of our Common Stock, in each case, as of the close of business on January 19, 2024. If you are a stockholder of record, you must use your 16-digit control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials, to enter the virtual Special Meeting. If you are not a stockholder of record but hold shares as a beneficial owner in “street name,” you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the record date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Special Meeting.

Voting	Your vote is very important. You may vote electronically at the Special Meeting, by electronic proxy card over the Internet, by telephone, or by following the instructions on the proxy card or voting instruction card. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers About the Proxy Materials and Special Meeting, beginning on page 1 of the accompanying proxy statement.

By order of the Board of Directors,

/s/ Dr. Daniel Vitt

Dr. Daniel Vitt
Chief Executive Officer
New York, New York

Page

IMMUNIC, INC. PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND SPECIAL MEETING	1
Why am I receiving these materials?	1
What if other matters are properly brought before the Special Meeting?	1
How does the board of directors recommend that I vote?	1
Who may vote at the Special Meeting?	2
How can I attend the Special Meeting?	2
How can I vote my shares?	2
Can I change my vote or revoke my proxy?	3
Do any of the proposals entitle me to a dissenter’s right of appraisal?	3
What is the effect of giving a proxy?	3
How many votes do I have?	4
What is the quorum requirement for the Special Meeting?	4
What are broker non-votes?	4
What matters are considered “routine” and “non-routine”?	4
What are the effects of abstentions and broker non-votes?	4
What is the voting requirement to approve each of the proposals?	5
Who will count the votes?	5
What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?	5
How can I contact Immunic’s transfer agent?	6
How are proxies solicited for the Special Meeting, and who is paying for such solicitation?	6
Where can I find the voting results of the Special Meeting?	6
What does it mean if I receive more than one set of printed materials?	6
I share an address with another stockholder, and we received only one printed copy of the proxy materials. How may I obtain an additional copy of the proxy materials?	6
Is there a list of stockholders entitled to vote at the Special Meeting?	7
PROPOSAL NUMBER 1 APPROVAL OF AN AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 130,000,000 SHARES TO 500,000,000	8
Reasons for the Increase in Authorized Shares	8
Effects of the Increase in Authorized Shares	10
Required Vote	11

PROPOSAL NUMBER 2 TO APPROVE AN AMENDMENT TO THE 2021 EMPLOYEE STOCK PURCHASE PLAN	12
Background and Purpose of the Proposal	12
Summary of the Employee Stock Purchase Plan	12
Certain Federal Income Tax Consequences Relating to the Employee Stock Purchase Plan	14
Required Vote	15
Board Recommendation	15
PROPOSAL NUMBER 3 TO APPROVE AN AMENDMENT TO THE EXISTING 2019 OMNIBUS PLAN	16
Background and Purpose of the Proposal	16
Text of the Amendment	16
Required Vote	20
Board Recommendation	20
PROPOSAL NO. 4 TO APPROVE THE REPRICING OF CERTAIN OUTSTANDING STOCK OPTIONS	21
Background and Purpose of the Proposal	21
Specifics of the Repricing	22
Alternatives Considered	22
Eligible Option Holders	22
Accounting Treatment of the Repricing	23
Certain U.S. Federal Income Tax Consequences	23
Required Vote	24
Board Recommendation	24
SECURITY OWNERSHIP	25
OTHER MATTERS	27
WHERE YOU CAN FIND ADDITIONAL INFORMATION	27

IMMUNIC, INC.
PROXY STATEMENT

For the 2024 Special Meeting of Stockholders to be held on March 4, 2024. The information provided in the “Questions and Answers” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read the entire proxy statement carefully.

QUESTIONS AND ANSWERS
ABOUT THE PROXY MATERIALS AND SPECIAL MEETING

Why am I receiving these materials?

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2024 Special Meeting of stockholders of Immunic, Inc., a Delaware corporation, and any postponements or adjournments thereof. The Special Meeting will be held on March 4, 2024 at 10:00 a.m. Eastern Standard time, virtually via the Internet at https://web.lumiagm.com/276702602. No physical meeting will be held.

Stockholders are invited to attend the virtual Special Meeting and are requested to vote on the items of business described in this proxy statement. The proxy statement is being mailed on or about February 2, 2024 to all stockholders entitled to vote at the Special Meeting. What am I voting on?

You are being asked to vote on four proposals:

•	The approval of an amendment of our Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of Common Stock from 130,000,000 shares to 500,000,000;

•	The approval of an amendment to the 2021 Employee Stock Purchase Plan to increase in the number of shares of Common Stock reserved for delivery by 1,000,000 shares to a total of 1,200,000 shares;

•	The approval of an amendment to the Existing 2019 Omnibus Plan to increase the number of shares of Common Stock authorized for issuance by 9,100,000 shares to a total of 19,448,871 shares; and

•	The approval of the repricing of certain outstanding stock options.

What if other matters are properly brought before the Special Meeting?

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

•	“FOR” the approval of the amendment of our Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of Common Stock from 130,000,000 shares to 500,000,000;

•	“FOR” the approval of the amendment to our 2021 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for delivery by 1,000,000 shares to a total of 1,200,000 shares;

•	“FOR” the approval of an amendment to our Existing 2019 Omnibus Plan to increase the number of shares of Common Stock authorized for issuance by 9,100,000 shares to a total of 19,448,871 shares; and

•	“FOR” the approval of the repricing of certain outstanding stock options.

Who may vote at the Special Meeting?

Only stockholders of record as of the close of business on January 19, 2024, the record date, are entitled to vote at the Special Meeting. As of the record date, there were 89,929,016 shares of our Common Stock issued and outstanding, held by 53 holders of record. We do not have cumulative voting rights for the election of directors.

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the record date for the Special Meeting, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote electronically at the Special Meeting or to vote by telephone, or to vote via the Internet, or to vote by mail.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Nominee. If, at the close of business on the record date for the Special Meeting, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the voting instructions your broker, bank or other nominee provides. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares electronically at the Special Meeting unless you obtain a valid proxy from your broker, bank or other nominee.

How can I attend the Special Meeting?

You may attend the Special Meeting online, including to vote and/or submit questions during the meeting, by logging in at https://web.lumiagm.com/276702602. The virtual Special Meeting will begin at approximately 10:00 a.m. Eastern Standard time, with log-in beginning at approximately 9:45 a.m. on March 4, 2024. To participate in the virtual Special Meeting, you will need the 16-digit control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Special Meeting. Shares for which you are the beneficial owner but not the stockholder of record may also be voted electronically during the Special Meeting. However, even if you plan to attend the virtual Special Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Special Meeting.

How can I vote my shares?

Stockholder of Record: Shares Registered in Your Name If you are a stockholder of record, you may vote in one of the following ways:

•	You may vote by mail. Complete, sign and date the proxy card that accompanies this proxy statement and return it promptly in the postage-prepaid envelope provided. Your completed, signed and dated proxy card must be received prior to the Special Meeting.

•	You may vote electronically at the Special Meeting. See above in “How can I attend the Special Meeting?”

•	You may vote by telephone. To vote over the telephone, dial toll-free 1 (800) 776-9437 in the United States or 1-718-921-8500 from foreign countries using a touch-tone telephone and follow the recorded instructions. Have your proxy card in hand when you call. You will be asked to provide the company number and control number from your proxy card. Telephone voting is available 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Standard time, on March 3, 2024. If you choose to vote by telephone, you are responsible for any telephone charges you may incur.

•	You may vote via the Internet. To vote via the Internet, go to www.voteproxy.com to complete an electronic proxy card. Have your proxy card in hand when you visit the website. You will be asked to provide the company number and control number from your proxy card. Internet voting is available 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Standard time, on March 3, 2024. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If you are a beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Beneficial owners of shares should generally be able to vote by returning the voting instruction card, by telephone or via the Internet. However, the availability of telephone or Internet voting will depend on the voting process of your broker, bank, or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares electronically at the Special Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name.

If you are a stockholder of record, you can change your vote or revoke your proxy at any time before the Special Meeting by:

•	entering a new vote by Internet or telephone (until the applicable deadline for each method as set forth above);

•	returning a later-dated proxy card (which automatically revokes the earlier proxy);

•	providing a written notice of revocation to our corporate secretary at Immunic, Inc., 1200 Avenue of the Americas, Suite 200, New York, New York 10036, Attn: Corporate Secretary; or

•	attending the Special Meeting and voting electronically. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee.

If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

Do any of the proposals entitle me to a dissenter’s right of appraisal?

Our stockholders are not entitled to dissenters’ rights in connection with any of the proposals to be voted on at the Special Meeting. Furthermore, we do not intend to independently provide our stockholders with any such rights.

What is the effect of giving a proxy?

Proxies are solicited by, and on behalf of, our board of directors. The persons named in the proxy, Glenn Whaley, our Chief Financial Officer, and Inderpal Singh, our General Counsel, have been designated as proxies for the Special Meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above and, if any other matters are properly brought before the Special Meeting, the shares will be voted in accordance with the proxies’ judgment.

How many votes do I have?

On each matter to be voted upon at the Special Meeting, each stockholder will be entitled to one vote for each share of our Common Stock held by that stockholder on the record date.

What is the quorum requirement for the Special Meeting?

A quorum is the minimum number of shares required to be present or represented at the Special Meeting for the meeting to be properly held under our bylaws and Delaware law. Holders of a majority of the voting power of our outstanding Common Stock entitled to vote at the Special Meeting must be present in person or represented by proxy for us to hold and transact business at the Special Meeting. On the record date, there were 89,929,016 shares outstanding and entitled to vote. Thus, the holders of at least 44,964,509 shares must be present in person or represented by proxy at the Special Meeting to have a quorum.

Abstentions, “WITHHOLD” votes, and “broker non-votes” (as explained below) are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the meeting may be adjourned to another date by the chairman of the meeting or the holders of a majority of the voting power present in person or represented by proxy at the Special Meeting and entitled to vote thereat.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in “street name,” the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine,” matters. In the event that a broker votes shares on the “routine” matters, but does not vote shares on the “non-routine” matters, those shares will be treated as broker non-votes with respect to the “non-routine” proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

What matters are considered “routine” and “non-routine”?

All of the proposals at the Special Meeting are considered “non-routine” under applicable federal securities rules.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Special Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the total outstanding shares of stock entitled to vote thereon (Proposals No. 1 and No. 2). Cases where approval of a proposal requires an affirmative vote of a majority of the votes cast (Proposal No. 3 and No. 4), abstentions will not considered votes cast on the proposal and will have no effect on the outcome of the proposal. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Special Meeting, but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

What is the voting requirement to approve each of the proposals?

Proposal No. 1: Amendment to the Certificate of Incorporation. The approval of the amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of Common Stock from 130,000,000 shares to 500,000,000 requires the affirmative vote of a majority of the total outstanding shares of Common Stock to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will count towards the quorum requirement for the Special Meeting and will have the same effect as a vote against the proposal.

Proposal 2: Approve an Amendment to the 2021 Employee Stock Purchase Plan. The approval of the amendment to the Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for delivery by 1,000,000 shares to 1,200,000 shares requires the affirmative vote of a majority of the total outstanding shares of Common Stock to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will count towards the quorum requirement for the Special Meeting and will have the same effect as a vote against the proposal.

Proposal 3: Approve an Amendment to the Existing 2019 Omnibus Plan. The approval of an amendment to our Existing 2019 Omnibus Plan to increase the number of shares of Common Stock authorized for issuance by 9,100,000 shares to a total of 19,448,871 shares requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions are not considered votes cast on the foregoing proposal and will have no effect on the outcome of the proposal

Proposal 4: Approve the Repricing Of Certain Outstanding Stock Option. The approval of the repricing of certain outstanding stock options requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions are not considered votes cast on the foregoing proposal and will have no effect on the outcome of the proposal.

Who will count the votes?

A representative of Equiniti Trust Company, LLC will tabulate the votes and act as inspector of elections.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record: Shares Registered in Your Name.

If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•	“FOR” the approval of an amendment of the Certificate of Incorporation to increase the total number of authorized shares of the Common Stock from 130,000,000 to 500,000,000;

•	“FOR” the approval of an amendment to increase in the number of shares of Common Stock reserved for delivery under the Employee Stock Purchase Plan by 1,000,000 shares to 1,200,000 shares;

•	“FOR” the approval of an amendment to our Existing 2019 Omnibus Plan to increase the number of shares of Common Stock authorized for issuance by 9,100,000 shares to a total of 19,448,871 shares; and

•	“FOR” the approval of the repricing of certain outstanding stock options.

In addition, if any other matters are properly brought before the Special Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee.

Brokers, banks and other nominees holding shares of Common Stock in “street name” for customers are generally required to vote such shares in the manner directed by their customers. Absent direction from you, your broker, bank or other nominee will not have the discretion to vote on Proposal No. 1 relating to an amendment to the Certificate of Incorporation, Proposal No. 2 relating to the approval of an amendment to our Employee Stock Purchase Plan, Proposal No. 3 relating to an amendment to our Existing 2019 Omnibus Plan or Proposal No. 4 relating to the approval of the repricing of certain outstanding stock options.

How can I contact Immunic’s transfer agent?

You may contact our transfer agent by writing to Equiniti Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219. You may also contact our transfer agent via email at helpast@aequiniti.com or by telephone at 1 (800) 937-5449.

How are proxies solicited for the Special Meeting, and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the Special Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. In addition, we have engaged the proxy solicitation firm, Campaign Management LLC (“Campaign Management”), to provide strategic advice and solicit proxies on behalf of our Board in connection with the Special Meeting. Campaign Management may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. We have agreed to pay Campaign Management a base fee of $8,500 plus additional fees for requested services, to reimburse all costs and expenses, and to indemnify Campaign Management in connection with its performance of services.

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Campaign Management:

Strategic Stockholder Advisor and Proxy Solicitation Agent

15 West 38th Street, Suite #747, New York, New York 10018

North American Toll-Free Phone:

1-855-422-1042

Email: info@campaign-mgmt.com

Call Collect Outside North America: +1 (212) 632-8422

Where can I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and, within four business days after final results are known, file an additional Current Report on Form 8-K to publish the final results.

What does it mean if I receive more than one set of printed materials?

If you receive more than one set of printed materials, your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each set of printed materials to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one printed copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the proxy materials to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Upon written or oral request, we will undertake to promptly deliver a separate copy of the proxy materials to any stockholder at a shared address. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of future proxy materials, you may contact us as follows:

Immunic, Inc.
Attention: Investor Relations
1200 Avenue of the Americas, Suite 200

New York, New York 10036
(858) 673-6840

Stockholders who hold shares in “street name” may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

Is there a list of stockholders entitled to vote at the Special Meeting?

The names of stockholders of record entitled to vote at the Special Meeting will be available at the Special Meeting and from our corporate secretary for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. Eastern Standard time, at our corporate headquarters located at 1200 Avenue of the Americas, Suite 200, New York, New York 10036.

PROPOSAL NUMBER 1

PROPOSAL 1: TO APPROVE AN AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 130,000,000 TO 500,000,000 SHARES

We are asking our stockholders to approve an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized number of shares of Common Stock from 130,000,000 shares to 500,000,000 shares (the “Charter Amendment Proposal”). In January 2024, the Board adopted resolutions unanimously approving the proposed amendment to our Amended and Restated Certificate of Incorporation, in substantially the form of Appendix A hereto. At that time, the Board determined the proposed amendment and increase of the Common Stock to be advisable and in the best interests of the Company and our stockholders and is accordingly submitting the proposed amendment and increase of the Common Stock for approval by our stockholders.

If stockholders approve this proposal, we expect to file the amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the total number of authorized shares of our Common Stock as soon as practicable following stockholder approval. In this regard, upon filing of the Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, Article Four, Part A, of the Amended and Restated Certificate of Incorporation would be amended to read in its entirety as follows:

“The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 520,000,000 shares, consisting of:

1. 20,000,000 shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”); and

2. 500,000,000 shares of Common Stock.

The Preferred Stock and the Common Stock shall have the rights, preferences and limitations set forth below.”

As of the close of business on January 17, 2024, of our 130,000,000 authorized shares of Common Stock, there were 89,929,016 shares of Common Stock issued and outstanding. In addition to the 89,929,016 shares of Common Stock outstanding on January 17, 2024, there were 11,193,564 shares of Common Stock reserved for issuance pursuant to outstanding warrants (including pre-funded warrants), and there were 10,471,748 shares of Common Stock reserved for issuance under our various equity compensation plans. As of January 17, 2024, there were only 18,405,672shares of Common Stock unreserved for any specific purpose remaining available for issuance. Accordingly, at present, there are not sufficient available unissued and unreserved authorized shares of our Common Stock to meet the needs of our business and contractual financing obligations as summarized below under “ — Reasons for the Increase in Authorized Shares”.

The proposed amendment to our Amended and Restated Certificate of Incorporation would increase the number of shares of Common Stock that we are authorized to issue from 130,000,000 shares of Common Stock to 500,000,000 shares of Common Stock, representing an increase of 370,000,000 shares of authorized Common Stock. The proposed amendment to our Amended and Restated Certificate of Incorporation would not increase the number of shares of preferred stock that we are authorized to issue.

Reasons for the Increase in Authorized Shares

Financing Obligations

The Company entered into a securities purchase agreement dated January 4, 2024 with accredited investors to purchase shares of Common Stock (or, in lieu thereof, pre-funded warrants exercisable for shares of Common Stock) in connection with a three-tranche private placement offering (the “Tranche Offering”). The first tranche closed on January 8, 2024 and resulted in the Company issuing (or reserving for issuance on the exercise of pre-funded warrants) approximately 56,000,000 shares of Common Stock at $1.43 per share, for total gross proceeds to the Company of $80 million (before deducting placement agents’ fees and expenses of the offering). The second tranche is a mandatory purchase by the investors of an additional $80 million of Common Stock for $1.716 per share, subject to the satisfaction (or waiver by the investors) of multiple conditions, as summarized in the Company’s Current Report on Form 8-K filed with the SEC on January 5, 2024. The second tranche would require the Company to issue approximately 47,000,000 additional shares of Common Stock. The third tranche is subject to the satisfaction (or waiver) of the same conditions as the second tranche and provides for the purchase by the investors of an additional $80 million of Common Stock for $1.716 per share. Therefore, the third tranche could require the Company to issue up to an additional 47,000,000 additional shares of Common Stock. However, investors have the option to purchase shares in the third tranche on a “cashless” or net exercise basis. To the extent investors choose that option, the Company would be obligated to issue fewer shares and would receive less cash from the investors. The Company is contractually obligated in the Tranche Offering, as soon as practicable, to hold the Special Meeting of stockholders to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 130,000,000 to 500,000,000 shares. If stockholders do not approve this proposal at this Special Meeting, the Company is obligated to submit this proposal to stockholders for approval at least semi-annually until approval is obtained.

Future Needs of Our Business

We have had minimal revenue to date, and have a substantial accumulated deficit, recurring operating losses and negative cash flow. We are not profitable and have incurred losses in each year since commencing operations. For the years ended December 31, 2022 and 2021, we incurred net losses of approximately $120.4 million and $92.9 million, respectively, and expect to continue to incur losses in the foreseeable future. To date, we have funded operations through a combination of private placements and public offerings of our securities. If we continue to incur losses, we may exhaust our capital resources and, as a result, may be unable to complete our clinical trials, engage in product development and the regulatory approval process and the potential commercialization of our product candidates.

If we are unable to raise additional capital, through the Tranche Offering and in the future, or generate sufficient revenue, we may not be able to pay our debts when they become due and may have to seek protection under federal bankruptcy law or enter into a receivership. In order to raise additional capital in the Tranche Offering and to fund future operations, the Company would need to issue the additional authorized shares of Common Stock that would be available as a result of the approval of the Charter Amendment Proposal. Our Board believes it is appropriate to increase our authorized shares of Common Stock so that we have shares of Common Stock available to provide additional flexibility to use our Common Stock for business and financial purposes in the future, as well as to fulfill the Company’s contractual obligations in the Tranche Offering and have sufficient shares available to provide appropriate equity incentives for our employees and other eligible service providers.

If the Charter Amendment Proposal is approved, the additional shares of Common Stock may be used for various purposes without further stockholder approval. These purposes may include: raising capital; providing equity incentives to employees, officers, directors, consultants and/or advisers; establishing collaborative or partnering arrangements with other companies; expanding our business through the acquisition of other businesses, products or technologies; and other purposes. In light of our capital needs, we regularly consider fund raising opportunities and may decide, from time to time, to raise additional capital based on various factors, including market conditions and our plans of operation.

In this regard, if the Board determines that raising additional capital through issuing the additional shares of Common Stock is desirable, we want to be able to act quickly if market conditions are favorable. Given the lack of sufficient available unissued and unreserved authorized shares of our Common Stock, if this Proposal 1 is not approved, we will not be able to raise future capital without first obtaining stockholder approval for an increase in the number of authorized shares of Common Stock. The cost, prior notice requirements and delay involved in obtaining stockholder approval at the time that corporate action may be necessary or desirable could completely eliminate our ability to opportunistically capitalize on favorable market windows, which could delay or preclude our ability to advance our product candidate development and potential commercialization efforts. In addition, our success depends in part on our continued ability to attract, retain and motivate highly qualified management and clinical personnel, and if the Charter Amendment Proposal is not approved by our stockholders, the lack of unissued and unreserved authorized shares of Common Stock to provide future equity incentive opportunities that the Compensation Committee of the Board (the “Compensation Committee”) deems appropriate could adversely impact our ability to achieve these goals. In summary, if our stockholders do not approve this Proposal 1, we may not be able to access the capital markets; continue to conduct the research and development and clinical and regulatory activities necessary to bring any product candidates to market; complete future corporate collaborations and partnerships; attract, retain and motivate employees, officers, directors, consultants and/or advisers; and pursue other business opportunities integral to our planned growth and potential success, all of which could severely harm our business and our prospects, as well as the trading price of our Common Stock.

The Board believes that the proposed increase in authorized Common Stock will make sufficient shares available to fulfill the Company’s obligations in the Tranche Offering and to provide the additional flexibility necessary to pursue our strategic objectives. Over the past several years, our authorized Common Stock has allowed us the flexibility to pursue a number of financing transactions that were key to enabling our support of our development programs while at the same time enabling us to continue to provide the employee equity incentives that we deem necessary to attract and retain key employees. Unless our stockholders approve this Proposal 1, we will not have sufficient unissued and unreserved authorized shares of Common Stock to support the growth needed for development of our product candidates by engaging in similar transactions in the future and to respond to compensatory needs by implementing new or revised equity compensation plans or arrangements, all of which could severely harm our business and our prospects.

Effects of the Increase in Authorized Shares

The additional Common Stock to be authorized by approval of the Charter Amendment Proposal would have rights identical to the current outstanding Common Stock of the Company. Adoption of the Charter Amendment Proposal and issuance of additional shares of Common Stock would not affect the rights of the holders of currently outstanding Common Stock, except for effects incidental to increasing the number of shares of the Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. The additional shares of Common Stock authorized by the approval of this proposal could be issued by the Board without further vote of our stockholders except as may be required in particular cases by our Amended Certificate of Incorporation, applicable law, regulatory agencies or Nasdaq listing rules. Under our Amended and Restated Certificate of Incorporation, stockholders do not have preemptive rights to subscribe to additional securities that may be issued by us, which means that current stockholders do not have a prior right thereunder to purchase any new issue of Common Stock in order to maintain their proportionate ownership interests in the Company.

The increase in our authorized shares of Common Stock could also have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Although this Charter Amendment Proposal to increase the total number of authorized shares of Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), and the Board does not intend or view the proposed increase in the number of authorized shares of our Common Stock as an anti-takeover measure, stockholders should nevertheless be aware that approval of this proposal could facilitate future efforts by us to deter or prevent changes in control, including transactions in which our stockholders might otherwise receive a premium for their shares over then-current market prices.

Required Vote

The approval of the amendment to the Amended and Restated Certificate of Incorporation requires the affirmative vote of a majority of the total outstanding shares of Common Stock. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will count towards the quorum requirement for the Special Meeting and will have the same effect as a vote against the proposal.

Our board of directors unanimously recommends a vote “FOR” the approval of the amendment to our Amended and Restated Certificate of Incorporation to increase our authorized number of shares of Common Stock from 130,000,000 shares to 500,000,000 shares.

PROPOSAL NUMBER 2
TO APPROVE AN AMENDMENT TO THE 2021 EMPLOYEE STOCK PURCHASE PLAN

Background and Purpose of the Proposal

The board adopted and stockholders approved the 2021 Employee Stock Purchase Plan. The purpose of the Employee Stock Purchase Plan is to provide eligible employees an opportunity to become owners of the Company by purchasing through payroll deductions shares of our authorized Common Stock. We believe that the Employee Stock Purchase Plan is a valued benefit for our eligible employee base. We believe that allowing employees to purchase shares of our Common Stock through the Employee Stock Purchase Plan can help motivate high levels of performance, provide an effective means of encouraging employee commitment to our success, and aid in recruiting new employees.

The amendment to the Employee Stock Purchase Plan approved by the board and submitted for stockholder approval consists of an increase in the number of shares of Common Stock reserved for delivery under the Employee Stock Purchase Plan by 1,000,000 shares, from 200,000 shares to 1,200,000 shares. The full text of the Employee Stock Purchase Plan, as proposed to be amended, is set forth in Appendix B. The following is a summary description of certain features of the Employee Stock Purchase Plan. This summary description is qualified in its entirety by reference to the full text of the Employee Stock Purchase Plan.

Summary of the Employee Stock Purchase Plan

Administration

The Employee Stock Purchase Plan is administered by the board, and/or the Compensation Committee of the Board (the “Committee”)The Committee must consist of at least one board member, but may additionally consist of individuals who are not members of the board. The Committee currently consists of three board members and has authority to construe and interpret the Employee Stock Purchase Plan and to establish rules and regulations for the administration of the Employee Stock Purchase Plan (the “Administrator”).

Eligibility

Eligible employees of the Company or a participating subsidiary may participate in the Employee Stock Purchase Plan. One is an eligible employee for an accumulation period if he or she is an employee of the Company or a participating subsidiary both on the date determined by the Employee Stock Purchase Plan administrator that enrollment forms must be received for an accumulation period, and on the first day of the accumulation period. However, an employee is not eligible to participate in the Employee Stock Purchase Plan if on the first day of the accumulation period: (1) such employee is a member of a collective bargaining unit whose benefits were the subject of good faith bargaining; (2) such employee is customarily employed 20 or less hours per week or five months or less per year; or (3) such employee is an employee of a participating subsidiary who is a resident of a foreign jurisdiction and (i) participation is prohibited under the laws of such foreign jurisdiction or (ii) compliance with the laws of such foreign jurisdiction would violate the Internal Revenue Code (the “Code”). An employee is also not eligible to participate if on the first trading day of the accumulation period the employee owns, or holds options or other rights to acquire, 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary of the Company. As of December 31, 2023, there were approximately 78 employees that would be eligible to participate in the Employee Stock Purchase Plan.

Shares Available for Issuance

As noted above, the maximum aggregate number of shares of Common Stock that may be issued under the Employee Stock Purchase Plan will increase from 200,000 shares to 1,200,000 shares if this Proposal No. 2 is approved by the stockholders.

Enrollment Dates, Accumulation Periods and Purchase Dates

The accumulation periods under the Employee Stock Purchase Plan will generally be a specified one-year period, or such other period, not to exceed twenty-seven (27) months, as determined by the Administrator. The initial accumulation period commenced on July 1, 2021. The first trading day of each accumulation period is the enrollment date, which is the date as of which eligible employees are granted contractual rights to purchase shares of Common Stock under the Employee Stock Purchase Plan. Payroll deductions may be made during the accumulation period by eligible employees electing to participate as described below. The last trading day of each accumulation period will be the Common Stock purchase date (unless the Administrator selects a different date) and on such date any contractual rights remaining outstanding will be deemed to be exercised and shares of Common Stock will be purchased, as described below.

Participation in the Employee Stock Purchase Plan

An eligible employee may become a participant in the Employee Stock Purchase Plan by submitting an enrollment form, and payroll deductions for such employee will begin as soon as administratively feasible after such form is received in good order, subject to compliance with such policies, rules and procedures as we may establish in connection therewith.

As of each purchase date (which is the last trading day of an accumulation period, as stated above), an employee’s payroll deductions made during the accumulation period and not withdrawn by the employee or otherwise paid to the employee are used to buy shares of Common Stock. The per share purchase price on the purchase date is 85% of the lower of (1) the fair market value of a share of Common Stock on the purchase date, or (2) the fair market value of a share of Common Stock on the first trading day of the accumulation period.

An employee will not be permitted to purchase more than 25,000 shares of Common Stock on any purchase date, or such lower maximum number as may be determined by the Administrator. An employee’s right to purchase shares under the Employee Stock Purchase Plan in any calendar year cannot exceed $25,000, as measured by the fair market value of such shares (determined for each accumulation period as of the first trading day of the accumulation period).

An employee can invest any amount from 1% to 15% of his or her base earnings in Common Stock through payroll deductions under the Employee Stock Purchase Plan. Payroll deductions are credited to recordkeeping accounts. No earnings are credited to the accounts.

Withdrawal from the Employee Stock Purchase Plan, Cessation of Payroll Deductions, Mandatory Cessation of Participation

An employee may withdraw from the Employee Stock Purchase Plan in full (but not in part) during any accumulation period by delivering a notice of withdrawal to us (in a manner prescribed by the Administrator) at any time prior to the first day of the last calendar month immediately preceding the purchase date for such accumulation period, or at such shorter time in advance of the purchase date as the Administrator may permit. If notice of withdrawal is timely received, all funds then accumulated in the employee’s account will not be used to purchase shares of Common Stock, but will instead be distributed to the employee as soon as administratively practical, and the employee’s payroll deductions will cease as soon as administratively practical.

An employee also may cease payroll deductions as of the last day of any month during the accumulation period by delivering a notice of cessation to us at the time and in the manner prescribed by the Administrator. Unless the employee also withdraws from the Employee Stock Purchase Plan as described in the preceding paragraph, the employee’s accumulated payroll deductions will be applied to purchase shares of Common Stock on the purchase date as described above.

Participation in the Employee Stock Purchase Plan immediately terminates when an employee ceases to be an eligible employee for any reason, including voluntary or involuntary termination of employment. Upon the termination of an employee’s participation in the Employee Stock Purchase Plan, all accumulated payroll deductions of the employee will be returned to the employee.

Amendment and Termination

The board or the compensation committee may change, modify or amend any provision of the Employee Stock Purchase Plan and may terminate the Employee Stock Purchase Plan at any time. Under certain circumstances, an amendment to the Employee Stock Purchase Plan may require the approval of our stockholders, such as this Proposal No. 2 to increase the number of shares of Common Stock reserved for delivery under the Employee Stock Purchase Plan. Tax advantages under the Code as discussed below (see “Certain Federal Income Tax Consequences Relating to the Employee Stock Purchase Plan”) will continue to be available only if we obtain stockholder approval of this Proposal No. 2 and any future amendment to the Employee Stock Purchase Plan relating to the aggregate number of shares available under the Employee Stock Purchase Plan or to the employees eligible to enroll in the Employee Stock Purchase Plan. Certain amendments to the Employee Stock Purchase Plan may be made by the Administrator.

Adjustments Upon Certain Changes

In the event of any Common Stock dividend or stock split, or a reorganization, recapitalization, combination of shares, merger, consolidation, acquisition of property or shares, separation, asset spin-off, stock rights offering, liquidation or other similar change in our structure, the shares subject to an employee’s election to purchase Common Stock during an accumulation period will be adjusted and the aggregate number and kind of shares available under the Employee Stock Purchase Plan and the purchase price of shares will also be adjusted, in each case to the extent deemed appropriate by the Administrator. Generally, if a dissolution or liquidation of the Company occurs during an accumulation period, any rights an employee has to acquire Common Stock under the Employee Stock Purchase Plan will be terminated, but an employee will have the right to acquire Common Stock pursuant to the terms of the Employee Stock Purchase Plan before the dissolution or liquidation.

Certain Federal Income Tax Consequences Relating to the Employee Stock Purchase Plan

The following summary of the income tax consequences of the Employee Stock Purchase Plan is based on current provisions of the Code and regulations thereunder. The summary does not address tax rates or state or local income taxes or taxes in jurisdictions other than the United States, nor does it address employment tax.

Enrollment or Purchase of Common Stock under the Employee Stock Purchase Plan.

No federal income tax consequences arise at the time of an employee’s enrollment in the Employee Stock Purchase Plan or upon the purchase of Common Stock under the Employee Stock Purchase Plan. However, as discussed below, if an employee disposes of Common Stock acquired under the Employee Stock Purchase Plan, such employee will have the federal income tax consequences described below in the year such employee disposes of the stock. Amounts withheld by payroll deduction are subject to federal income tax as though those amounts had been paid in cash. Whenever an employee transfers any shares of Common Stock in a manner which may constitute a disposition, such employee must promptly advise the Secretary of the Company of the facts concerning that transfer.

Early Dispositions.

If an employee disposes of Common Stock purchased under the Employee Stock Purchase Plan within two years after the first trading day of an accumulation period or within one year after the shares of Common Stock are transferred to such employee or to an account in such employee’s name (the “Tax Holding Period”), such employee will recognize compensation income in the year of disposition in an amount equal to the excess of (A) the lesser of the fair market value of the Common Stock on the purchase date or the proceeds from the sale or exchange of the shares over (B) the price such employee paid for the Common Stock. The Company must report such compensation as taxable ordinary income to the Internal Revenue Service on such employee’s annual Form W-2. The amount, if any, that is taxable as ordinary income is added to the purchase price and becomes part of the cost basis for that Common Stock for federal income tax purposes. If the disposition of the Common Stock involves a sale or exchange, such employee generally may also realize a short-term capital gain or loss equal to the difference between such employee’s cost basis (calculated pursuant to the preceding sentence) and the proceeds from the sale or exchange of the shares.

Later Dispositions.

If an employee disposes of Common Stock purchased under the Employee Stock Purchase Plan on a date after the Tax Holding Period, or if such employee dies at any time while owning Common Stock, such employee (or such employee’s estate) will have included in such employee’s compensation as taxable ordinary income in the year of disposition or death, an amount equal to the lesser of

(1)	the excess of the fair market value of the Common Stock on the first trading day of the accumulation period over the purchase price paid by such employee (or the employee’s estate) for the shares, or
(2)	the excess of the fair market value of the Common Stock on the date of disposition or death over the purchase price paid by such employee (or the estate) for the shares.

The amount which is taxable as ordinary income is added to the cost basis of that Common Stock for federal income tax purposes. The cost basis is therefore the sum of the purchase price of the Common Stock and the ordinary income recognized from the formula above. If the disposition of the Common Stock involves a sale or exchange, such employee will also realize a long-term capital gain or loss equal to the difference between such employee’s cost basis (calculated pursuant to the preceding sentence) and the proceeds from the sale or exchange of the shares.

The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to an employee except to the extent of ordinary income recognized upon a sale or disposition during the Tax Holding Period (an early disposition).

Required Vote

The approval of the amendment to the Employee Stock Purchase Plan requires the affirmative vote of a majority of the total outstanding shares of Common Stock. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will count towards the quorum requirement for the Special Meeting and will have the same effect as a vote against the proposal.

Board Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the approval of the amendment to the Employee Stock Purchase Plan.

PROPOSAL NUMBER 3
TO APPROVE AN AMENDMENT TO THE EXISTING 2019 OMNIBUS PLAN

Background and Purpose of the Proposal

Our Board of Directors is requesting that our stockholders approve an amendment to the Immunic, Inc. Amended 2019 Omnibus Plan (the “Existing 2019 Omnibus Plan”), to increase the number of shares of Common Stock authorized for issuance by 9,100,000 shares, to a total of 19,448,871  shares. The complete text of the amendment is set forth in the Immunic, Inc. Second Amended and Restated 2019 Omnibus Plan, a copy of which is attached as Appendix C to this proxy statement (the “Second Amended 2019 Omnibus Plan”). Since approval of the Existing 2019 Omnibus Plan at the Annual Meeting of Stockholders held on June 28, 2023, we have not otherwise amended the Existing 2019 Omnibus Plan until our Board of Directors approved these proposed amendments on January 2, 2024, which is subject to your stockholder approval at the Special Meeting.

Except for the foregoing, the terms of Existing 2019 Omnibus Plan as previously approved by our stockholders in 2019, and as amended on June 28, 2023, shall remain in full force and effect. In determining the number of shares to request for approval under the Existing 2019 Omnibus Plan, our Compensation Committee worked with management and an independent compensation consultant to evaluate a number of factors, including our corporate strategy and compensation needs, our recent and projected share usage, share usage at companies of similar sector and size and the total potential dilution level. For the reasons below, we believe that the size of the increase is reasonable to support our continued growth and success, while taking into consideration stockholder dilution, and consistent with market practice for a clinical-stage biopharmaceutical company of our size and circumstances. Additionally, the Board believes that, to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, employees and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, restricted stock, deferred stock or other stock-based awards, the opportunity to participate in the value and/or appreciation in value of the Company’s Common Stock.

If our stockholders do not approve this Proposal 3, we will be unable to use equity compensation to the extent needed to make our compensation packages competitive and to motivate our employees. If this Proposal 3 is not approved at the Special Meeting, we could be required to increase cash compensation to attract, retain and motivate our employees, which may compromise funding of our development programs. The Board and management believe that equity awards are necessary to remain competitive in our industry and are essential to recruiting and retaining the highly qualified employees, directors and consultants who help the Company meet its goals. If the Second Amended 2019 Omnibus Plan is not approved at the Special Meeting and we are then unable to offer equity awards as a component of compensation on agreeable terms, we will be at a disadvantage relative to other companies which will be able to offer more attractive and broad-based compensation packages to their executive officers, directors, and other key employees. As a result, we believe our ability to hire, appoint, and retain key personnel would be negatively impacted by a failure to approve this Proposal 3. The Board and management believe that the ability to grant equity awards will be important to the future success of the Company and is in the best interests of the Company’s stockholders.

Text of the Amendment

The text of the Second Amended 2019 Omnibus Plan, which is set forth in Appendix C to this Proxy Statement, shows the proposed text of the Plan. What follows is a summary of the Second Amended 2019 Omnibus Plan, and is qualified in its entirety by reference to full text of the Second Amended 2019 Omnibus Plan.

The Second Amended 2019 Omnibus Plan, like the Existing 2019 Omnibus Plan, will cover the grant of awards to our employees (including officers), non-employee consultants and non-employee directors and those of our affiliates. For purposes of the Second Amended 2019 Omnibus Plan, our affiliates include any corporation, partnership, limited liability company, joint venture or other entity, with respect to which we, directly or indirectly, own either (i) stock of a corporation possessing more than fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of stock of such corporation, or (ii) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of any non-corporate entity.

As with the Existing 2019 Omnibus Plan, the compensation committee of the board of directors will administer the Second Amended 2019 Omnibus Plan. The committee may delegate any or all of its administrative authority to our Chief Executive Officer or to a management committee except with respect to awards to executive officers who are subject to Section 16 of the Exchange Act. In addition, the full board of directors must serve as the committee with respect to any awards to our non-employee directors.

Up to a maximum of 19,448,871 million shares of our Common Stock may be delivered in settlement of awards granted under the Second Amended 2019 Omnibus Plan. Up to a maximum of 4.9 million shares  of our Common Stock may be issued under the Second Amended 2019 Omnibus Plan pursuant to the exercise of incentive stock options. The stock delivered to settle awards made under the Second Amended 2019 Omnibus Plan may be authorized and unissued shares or treasury shares, including shares repurchased by us for purposes of the Second Amended 2019 Omnibus Plan. If any shares subject to any award granted under the Second Amended 2019 Omnibus Plan (other than a substitute award as described below) is forfeited or otherwise terminated without delivery of such shares (or if such shares are returned to us due to a forfeiture restriction under such award), the shares subject to such awards will again be available for issuance under the Second Amended 2019 Omnibus Plan. However, any shares that are withheld or applied as payment for shares issued upon exercise of an award or for the withholding or payment of taxes due upon exercise of the award will continue to be treated as having been delivered under the Second Amended 2019 Omnibus Plan and will not again be available for grant under the Second Amended 2019 Omnibus Plan. Upon settlement of any stock appreciation rights, or SARs, the number of shares underlying the portion of the SARs that is exercised will be treated as having been delivered for purposes of determining the maximum number of shares available for grant under the Second Amended 2019 Omnibus Plan and shall not again be treated as available for issuance under the Second Amended 2019 Omnibus Plan.

If a dividend or other distribution (whether in cash, shares of Common Stock or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving us or repurchase or exchange of our shares or other securities, or other rights to purchase shares of our securities or other similar transaction or event affects our Common Stock such that the committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits (or potential benefits) provided to grantees under the Second Amended 2019 Omnibus Plan, the committee will make an equitable change or adjustment as it deems appropriate in the number and kind of securities subject to awards (whether or not then outstanding) and the related exercise price relating to an award in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Second Amended 2019 Omnibus Plan.

Types of Awards

The Second Amended 2019 Omnibus Plan, like the Existing 2019 Omnibus Plan, permits the granting of any or all of the following types of awards to all grantees:

•	stock options, including incentive stock options, or ISOs;

•	stock appreciation rights, or SARs;

•	restricted shares;

•	deferred stock and restricted stock units;

•	performance units and performance shares;

•	dividend equivalents;

•	bonus shares; and

•	other stock-based awards.

Generally, awards under the Second Amended 2019 Omnibus Plan are granted for no consideration other than prior and future services. Awards granted under the Second Amended 2019 Omnibus Plan may, in the discretion of the committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the Second Amended 2019 Omnibus Plan or other plan of ours; provided, however, that if an SAR is granted in tandem with an ISO, the SAR and ISO must have the same grant date and term and the exercise price of the SAR may not be less than the exercise price of the ISO. The material terms of each award will be set forth in a written award agreement between the grantee and us.

Stock Options and SARs

The committee is authorized to grant SARs and stock options (including ISOs except that an ISO may only be granted to an employee of ours or one of our subsidiary corporations). A stock option allows a grantee to purchase a specified number of shares of our Common Stock at a predetermined price per share (the “exercise price”) during a fixed period measured from the date of grant. An SAR entitles the grantee to receive the excess of the fair market value of a specified number of shares on the date of exercise over a predetermined exercise price per share. The exercise price of an option or an SAR will be determined by the committee and set forth in the applicable award agreement but the exercise price may not be less than the fair market value of a share of Common Stock on the grant date. The term of each option or SAR is determined by the committee and set forth in the applicable award agreement, except that the term may not exceed 10 years. Options may be exercised by payment of the purchase price through one or more of the following means: payment in cash (including personal check or wire transfer), by delivering shares of our Common Stock previously owned by the grantee or, with the approval of the committee, by delivery of shares of our Common Stock acquired upon the exercise of such option or by delivering restricted shares. The committee may also permit a grantee to pay the exercise price of an option through the sale of shares acquired upon exercise of the option through a broker-dealer to whom the grantee has delivered irrevocable instructions to deliver sales proceeds sufficient to pay the purchase price to us. The grant of ISOs is contingent upon shareholder approval of the Second Amended 2019 Omnibus Plan within 12 months of its adoption by our board of directors.

Restricted Shares

The committee may award restricted shares consisting of shares of our Common Stock which remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the committee lapse. The vesting conditions may be service-based (i.e., requiring continuous service for a specified period) or performance-based (i.e., requiring achievement of certain specified performance objectives) or both. A grantee receiving restricted shares will have all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends, except as otherwise provided in the applicable award agreement. Upon termination of the grantee’s affiliation with us during the restriction period (or, if applicable, upon the failure to satisfy the specified performance objectives during the restriction period), the restricted shares will be forfeited as provided in the applicable award agreement.

Deferred Stock and Restricted Stock Units

The committee may also grant deferred stock awards and/or restricted stock unit awards. A deferred stock award is the grant of a right to receive a specified number of shares of our Common Stock at the end of specified deferral periods or upon the occurrence of a specified event, which satisfies the requirements of Section 409A of the Internal Revenue Code. A restricted stock unit award is the grant of a right to receive a specified number of shares of our Common Stock upon lapse of a specified forfeiture condition (such as completion of a specified period of service or achievement of certain specified performance objectives). If the service condition and/or specified performance objectives are not satisfied during the restriction period, the award will lapse without the issuance of the shares underlying such award.

Restricted stock units and deferred stock awards carry no voting or other rights associated with stock ownership until the shares underlying the award are delivered in settlement of the award. The applicable award agreement will provide whether grantees may receive dividend equivalents with respect to restricted stock units or deferred stock and, if so, whether such dividend equivalents are distributed when credited or deemed to be reinvested in additional shares of restricted stock units or deferred stock.

Performance Units

The committee may grant performance units, which entitle a grantee to cash or shares conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the committee and reflected in the applicable award agreement. The initial value of a performance unit will be determined by the committee at the time of grant. The committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the applicable award agreement.

Performance Shares

The committee may grant performance shares, which entitle a grantee to a certain number of shares of Common Stock, conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the committee and reflected in the applicable award agreement. The committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the applicable award agreement.

Bonus Shares

The committee may grant fully vested shares of our Common Stock as bonus shares on such terms and conditions as specified in the applicable award agreement.

Dividend Equivalents

The committee is authorized to grant dividend equivalents, which provide a grantee the right to receive payment equal to the dividends paid on a specified number of shares of our Common Stock. Dividend equivalents may be paid directly to grantees or may be deferred for later delivery under the Second Amended 2019 Omnibus Plan. If deferred, such dividend equivalents may be credited with interest or may be deemed to be invested in shares of our Common Stock or in other property.

Other Stock-Based Awards

The Second Amended 2019 Omnibus Plan authorizes the committee to grant awards that are valued in whole or in part by reference to, or otherwise based on, our securities. The committee determines the terms and conditions of such awards, including whether awards are paid in shares or cash.

Merger, Consolidation or Similar Corporate Transaction

If there is a merger or consolidation of us with or into another corporation or a sale of substantially all of our stock (collectively, a “Corporate Transaction”), and the outstanding awards are not assumed by the surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company), the committee will cancel any outstanding awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the committee accelerates the vesting of any such awards) and with respect to any vested and nonforfeitable awards, the committee may either (i) allow all grantees to exercise options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding awards (including options and SARs) in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the grantee would have received (net of the exercise price with respect to any options or SARs) if the vested awards were settled or distributed or such vested options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. If an exercise price of the option or SAR exceeds the fair market value of our Common Stock and the option or SAR is not assumed or replaced by the surviving company (or its parent company), such options and SARs will be cancelled without any payment to the grantee.

Amendment to and Termination of the Second Amended 2019 Omnibus Plan

The Second Amended 2019 Omnibus Plan may be further amended, altered, suspended, discontinued or terminated by our board of directors without further stockholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of any stock exchange or automated quotation system on which the Common Stock is then listed or quoted. Stockholder approval is required by Nasdaq Rule 5635(c) for a material amendment to an equity compensation plan, which includes a material increase in the number of shares to be issued under the plan. Thus, stockholder approval is being sought to increase the number of shares of Common Stock authorized for issuance pursuant to the Second Amended 2019 Omnibus Plan to a total of 19,448,871 shares. Stockholder approval will not necessarily be required for amendments which might increase the cost of the Second Amended 2019 Omnibus Plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of grantees on such approval, although our board of directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable.

In addition, subject to the terms of the Second Amended 2019 Omnibus Plan, no amendment or termination of the Second Amended 2019 Omnibus Plan may materially and adversely affect the right of a grantee under any award granted under the Second Amended 2019 Omnibus Plan.

Unless earlier terminated by our board of directors, the Second Amended 2019 Omnibus Plan will terminate when no shares remain reserved and available for issuance or, if earlier, on the tenth anniversary of the effective date of the Second Amended 2019 Omnibus Plan.

Certain Limitations on Grants to Employees Subject to German Law

The following is a summary of certain limitations on grants under the Second Amended 2019 Omnibus Plan to employees subject to German law:

•	Grantees may elect to satisfy withholding tax obligations by means of payment in cash, withholding of shares, withholding from other compensation due, or a combination of the foregoing methods. If no election is made, payment of withholding tax obligations will be made in cash.

•	For grantees employed by a German affiliate of the Company (the “Employing Entity”), grants under the Second Amended 2019 Omnibus Plan will not create an employment relationship between the Company and the grantee. The Employing Entity will remain grantee’s sole employer, and will not be held liable for the proper performance of the Second Amended 2019 Omnibus Plan.

•	Participation in the Second Amended 2019 Omnibus Plan is expressly governed by the laws of the State of Delaware, other than its laws regarding conflicts of law or principles that might otherwise refer construction or interpretation of the Second Amended 2019 Omnibus Plan to the substantive law of another jurisdiction. Grantees submit to the exclusive jurisdiction and venue of Delaware courts.

•	Participation in the Second Amended 2019 Omnibus Plan is granted on an exclusively voluntary basis. Even if there are repeated grants and despite no express notification that a grant is made voluntarily, no legal claim for future grants exists and further grants remain in the complete discretion of the Company.

•	To the extent that participation in the Second Amended 2019 Omnibus Plan is subject to mandatory German laws which cannot be circumvented, the definition of “cause” under the Second Amended 2019 Omnibus Plan or any award agreement thereunder will be interpreted to mean a serious cause as determined in section 626 of the German Civil Code as regards a material breach of the grantee’s obligations deriving from employment with the Employing Entity as well as determined in the Protection against unfair Dismissal Act for a dismissal based on the behavior of an employee (“verhaltensbedingter Kündigungsgrund”).

•	Processing of personal data of grantees will be conducted in strict compliance with applicable data protection laws, including the respective EU Regulation. A grantee’s participation in the Second Amended 2019 Omnibus Plan and the grant of any awards thereunder is subject to grantee providing and not withdrawing any required consents.

Required Vote

The approval of our Second Amended 2019 Omnibus Plan requires the affirmative vote of a majority of the total votes cast on the proposal at the Special Meeting to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions are not considered votes cast on the foregoing proposal and will have no effect on the outcome of the proposal.

If the Second Amended 2019 Omnibus Plan is approved, it will become effective immediately following the Special Meeting, and we will have up to 19,448,871 shares authorized for future awards thereunder (subject to adjustment in the event of stock splits and similar events). If the Second Amended 2019 Omnibus Plan is not approved, then the Existing 2019 Omnibus Plan shall remain in effect.

Board Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the approval of the amendment to the Existing 2019 Omnibus Plan.

PROPOSAL NO. 4
TO APPROVE THE REPRICING OF CERTAIN OUTSTANDING STOCK OPTIONS

Background and Purpose of the Proposal

We are seeking stockholder approval to reprice outstanding stock options granted to our employees, directors and executive officers under our 2019 Omnibus Equity Incentive Plan, as amended on June 28, 2023, (the “2019 Plan) in order to address employee retention and competitiveness concerns. The options being considered for the repricing were granted between August 1, 2019 and June 15, 2022, and have exercise prices over $3.00 per share (collectively, the “Eligible Options”). On January 16, 2024, the closing price of our common stock as reported on the Nasdaq Stock Market was $1.25 per share. On January 18, 2024, our Board approved, based on the Compensation Committee’s consideration and recommendation and subject to the approval of the stockholders at the Special Meeting, the repricing of the Eligible Options, on a future date to be determined by the Board following the date of this Special Meeting (the “Repricing Date”). On the Repricing Date, if this Proposal No. 4 is approved, all Eligible Options with an exercise price above $3.00 per share will be repriced and lowered to the greater of $1.72 and 110% of the closing price on the Repricing Date. We refer to this action as the “Repricing.” There would be no changes to the vesting schedules or any other terms and conditions of the Eligible Options.

We have engaged Aon Talent Solutions (“Aon”) to analyze a potential Repricing and advise on approaches and implications. After completing its analysis, Aon has recommended the Company consider submitting a proposal to stockholders to approve the Repricing in order to address employee retention and competitiveness concerns. If our stockholders fail to approve the proposed Repricing, the Board does not intend to effect the Repricing. Even if the Repricing is approved by our stockholders, the Board has discretion to amend, postpone or not proceed with the Repricing. The Board has determined that the Repricing is in the best interest of Immunic and our stockholders.

We have historically granted stock options and other equity-based awards under the 2019 Plan consistent with the view that stock-based incentive compensation opportunities play a key role in our ability to recruit, motivate and retain qualified individuals. While our compensation packages generally include a number of different components, we believe that equity compensation is key to linking pay to performance as it encourages employees, directors and executive officers to work toward our success and aligns their interests with those of our stockholders by providing them with a means by which they can benefit from increasing the value of our stock. We face significant competition for experienced and talented personnel with critical and high demand skills in our industry, and stock options are an important part of our incentive compensation.

As a clinical-stage biotechnology company, the market price for Immunic’s common stock has historically been volatile, reflecting the risks and uncertainties inherent in the development of our product candidates. The Compensation Committee and the Board have determined that adverse changes in the market price of our common stock since the Eligible Options were granted could materially interfere with our efforts to retain the service of the holders of the Eligible Options. Therefore, the Compensation Committee recommended to the Board, and the Board approved the Repricing, to encourage an increasing alignment of the interests of our employees, directors and executive officers with those of our stockholders and their stake in the long-term performance and success of Immunic. When the market price of our common stock is significantly below the applicable exercise price of a stock option, often referred to as “underwater” or “out-of-the-money”, for example, the Compensation Committee and the Board believe that the stock option holder is not likely to exercise that stock option and will not have the desired incentive that the stock option was intended to provide.

While we remain optimistic regarding the potential of our lead product candidates IMU-838, IMU-856 and IMU-381, the price of our common stock remains depressed. As of January 16, 2024, the closing price of our common stock on the Nasdaq Stock Market was $1.25 per share, resulting in 60% of our total outstanding stock options granted under the 2019 Plan being underwater, which means that the stock option exercise price exceeded the closing price of our common stock on such date.

As such, a significant proportion of the options held by our employees, directors and executive officers are materially underwater, as set forth below, thus increasing the seriousness of the retention issues associated with such options:

Exercise Price Range	Number of Shares subject to Eligible Options	Weighted Average Exercise Price	Weighted Average Remaining Term (in years)
$3.00-$10.00	748,640	$5.4761	7.97
$10.00-$15.00	2,048,198	$11.9001	7.19
$15.00-$20.00	697,113	$16.0596	7.03

Specifics of the Repricing

On the Repricing Date, the Eligible Options held by individuals who are employed through the Repricing Date will be repriced to a new exercise price of the greater of $1.72 and 110% of the closing price on the Repricing Date. The minimum new exercise price of $1.72 represents a premium of more than 40% over the closing price of our common stock immediately prior to Board approval of the Repricing. If any holder of an Eligible Option terminates service with us before the Repricing Date, his or her Eligible Options will not be repriced on the Repricing Date.

Alternatives Considered

We considered several alternatives in arriving at this Proposal No. 4.

•	We could do nothing. We are concerned that if we do not improve the Eligible Option holders’ prospects of receiving long-term value from their options, we will undermine their long-term commitment to us. We will also forgo an opportunity to better align their interests with the interests of our stockholders.

•	We could limit the Repricing to non-executive employees. Approximately 85% of companies included executives in recent stock option repricings and 50% included directors, according to an analysis by Aon. We believe that excluding executive officers and directors from the Repricing could result in our possibly losing the services of some the most highly-valued contributors to the long-term success of Immunic.

•	Increase cash compensation. To replace underwater equity incentives, we considered whether we could substantially increase cash compensation. However, significant increases in cash compensation would substantially increase our compensation expenses and reduce our cash flow from operations, which could adversely affect our business and operating results.

•	Exchange underwater stock options for new options or restricted stock units. We also considered implementing a program to exchange underwater stock options for restricted stock units. However, the exchange ratios for such an exchange would likely result in fewer replacement awards being granted and we do not believe such a program would provide sufficient incentives for retention under our current circumstances. In addition, any exchange proposal would require compliance with the SEC’s tender offer rules and result in additional costs, complexities and burdens on our resources.

Eligible Option Holders

All of our employees, directors and current executive officers hold Eligible Options that would benefit under the Repricing. The following table lists, for each of our executive officers, all of our current directors as a group, all of our current executive officers as a group, and all of our current employees (other than our executive officers) as a group, the following information as of January 18, 2024:

•	the number of shares of our common stock subject to Eligible Options under the 2019 Plan;

•	the per share weighted average exercise prices of the Eligible Options; and

•	the weighted average remaining term of the Eligible Options.

Name of Individual or Group	Number of Shares Subject to Eligible Options	Weighted Average Exercise Price of Eligible Options	Weighted Average Remaining Term (in years)
Tamar Howson, Director	64,959	$10.0372	6.61
Dr. Hella Kohlhof, Chief Scientific Officer	175,000	$12.1560	7.28
Dr. Andreas Muehler, Chief Medical Officer	259,000	$12.3633	7.18
Dr. Duane Nash, Executive Chairman and Director	379,959	$14.1835	7.12
Dr. Jörg Neermann, Director	64,959	$11.9235	6.51
Barclay Phillips, Director	64,959	$9.1563	6.65
Maria Törnsén, Director	30,000	$4.3000	8.52
Dr. Daniel Vitt, Chief Executive Officer and Director	485,000	$12.3641	7.24
Glenn Whaley, Chief Financial Officer	220,000	$11.1875	7.44
Patrick Walsh, Chief Business Officer	150,000	$8.3693	7.85
Dr. Richard Rudick, Director	0	0	0
Inderpal Singh, General Counsel	180,000	$12.2228	7.63
Directors, as a Group	604,836	$12.4653	7.02
Executive Officers, as a Group	1,469,000	$11.7377	7.37
Employees (other than Executive Officers), as a Group	1,420,115	$10.4826	7.40

Each holder of an Eligible Option must continue to provide continuous service to us through the Repricing Date in order to participate in the Repricing, and any such holder that terminates service with us before the Repricing Date will not have their Eligible Options repriced.

Accounting Treatment of the Repricing

We have adopted the provisions of Financial Accounting Standards Codification Topic 718, or ASC Topic 718, regarding accounting for share-based payments. Under Topic 718, we will recognize any incremental compensation cost of the Eligible Options subject to the Repricing. The incremental compensation cost will be measured as the excess, if any, of the fair value of the repriced Eligible Options immediately following the Repricing over the fair value of the Eligible Options immediately prior to the Repricing.

Certain U.S. Federal Income Tax Consequences

The rules concerning the federal income tax consequences with respect to options granted pursuant to the Plans are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences with respect to such grants. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.

Tax Effect for Option Holders

None of the Eligible Options are incentive stock options within the meaning of Section 422 of the Internal Revenue Code. No taxable income is reportable in connection with or as a result of the repricing of the Eligible Options or upon vesting of the repriced Eligible Options. Upon exercise of a repriced Eligible Option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price paid for the shares purchased. Any taxable income recognized in connection with a repriced Eligible Option that is exercised by a current or former employee of Immunic is subject to tax withholding by us. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss to the optionee.

Tax Effect for the Company

We generally will be entitled to a tax deduction in connection with the exercise of repriced Eligible Options in an amount equal to the ordinary income realized by the holder at the time the holder recognizes such income. Special rules limit the deductibility of compensation paid to our Chief Executive Officer and other “covered employees” within the meaning of Section 162(m) of the Code. Under Code Section 162(m), the annual compensation paid to any of these specified employees will be deductible only to the extent that it does not exceed $1,000,000.

Required Vote

The approval of the repricing of certain outstanding stock options requires the affirmative vote of a majority of the total votes cast on the proposal at the Special Meeting to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions are not considered votes cast on the foregoing proposal and will have no effect on the outcome of the proposal.

Board Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the approval of the repricing of certain outstanding stock options.

SECURITY OWNERSHIP

The following table sets forth the beneficial ownership of our Common Stock as of January 18, 2024 by:

•	each person, or group of affiliated persons, who we know to beneficially own more than 5% of our Common Stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

The percentage ownership information shown in the table is based on an aggregate of 89,929,016 shares of our Common Stock outstanding as of January 18, 2024.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of Common Stock issuable pursuant to the exercise of stock options and warrants that are either immediately exercisable or exercisable on or before March 18, 2024 which is 60 days after January 18, 2024. These shares are deemed to be outstanding and beneficially owned by the person holding those options and warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Unless otherwise noted below, the address of each of the individuals and entities named in the table below is c/o Immunic, Inc., 1200 Avenue of the Americas, Suite 200, New York, New York 10036. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
5% Stockholders:
RTW Investments, LP(1)	8,983,908	9.99%
BVF Inc.(2)	8,902,972	9.90%
Avidity Partners(3)	8,899,418	9.90%
Soleus General Partners(4)	7,293,007	8.11%
Janus Henderson Group plc(5)	6,693,007	7.78%
Adage Capital Partners LP(6)	5,594,406	6.22%

Named Executive Officers and Directors:
Duane D. Nash, M.D., J.D.(7)	531,991	*
Tamar Howson(8)	75,959	*
Dr. Andreas Muehler(9)	531,438	*
Dr. Jörg Neermann(10)	175,625	*
Barclay Phillips(11)	75,625	*
Maria Törnsén (12)	31,777	*
Dr. Daniel Vitt(13)	809,796	*
Glenn Whaley(14)	206,760	*
Dr. Richard Rudick(15)	19,554	*
All directors and executive officers as a group and certain former named executive officers (9 people)	2,460,191	2.70%

* Less than 1%.

(1)	Based on Schedule 13G/A filed on February 14, 2023 by RTW Investments, LP s the investment advisor to certain funds with respect to shares directly held by such funds; and based on the purchase of common stock by funds for which RTW Investments, LP is the investment manager, in the private placement transaction, which closed on January 8, 2024. The address of RTW Investments, LP is 40 10th Avenue, 7th Floor, New York, NY 10014.

(2)	Based on Schedule 13G filed on January 18, 2024 by BVF, Inc. The address of BVF, Inc. is 44 Montgomery St., 40th Floor, San Francisco, California 94104.

(3)	Based on Schedule 13G filed on January 16, 2024 by Avidity Partners. The address of Avidity Partners is 2828 N. Harwood Street, Suite 1220, Dallas, Texas 75201.

(4)	Based on Schedule 13G filed on January 10, 2024 by Soleus General Partners. The address of Soleus General Partners is 104 Field Point Road, 2nd Floor, Greenwich, CT 06830.

(5)	Based on Schedule 13G filed on January 18, 2024 by Janus Henderson Group plc. The address of Janus Henderson Group plc is 201 Bishopsgate EC2M 3AE, United Kingdom.

(6)	Beneficial ownership of Adage Capital Partners LP is calculated based on the purchase of common stock in the private placement transaction, which closed on January 8, 2024.

(7)	Consists of 22,032 shares of Common Stock and 511,959 options to purchase shares of Common Stock, which are exercisable within sixty (60) days of January 18, 2024.

(8)	Consists of options to purchase shares of Common Stock, which are exercisable within sixty (60) days of January 18, 2024.

(9)	Consists of 14,406 shares of Common Stock held directly; 6,425 shares held in the Employee Stock Purchase Plan; 284,480 shares of common stock held through Xanomed UG (haftungsbeschränkt), an entity controlled by Dr. Muehler; and 226,127 options to purchase shares of common stock, which are exercisable within sixty (60) days of January 18, 2024.

(10)	Consists of 100,000 shares of Common Stock and 75,625 options to purchase shares of Common Stock, which are exercisable within sixty (60) days of January 18, 2024.

(11)	Consists of options to purchase shares of Common Stock, which are exercisable within sixty (60) days of January 18, 2024.

(12)	Consists of options to purchase shares of Common Stock, which are exercisable within sixty (60) days of January 18, 2024.

(13)	Consists of 14,000 shares of Common Stock held directly; 362,877 shares of Common Stock held through hListrax UG (haftungsbeschränkt), an entity controlled by Dr. Vitt; and 432,919 options to purchase shares of Common Stock, which are exercisable within sixty (60) days of January 18, 2024.

(14)	Consists of 25,510 shares of Common Stock and 181,250 options to purchase shares of Common Stock, which are exercisable within sixty (60) days of January 18, 2024.

(15)	Consists of 19,554 options to purchase shares of Common Stock, which are exercisable within sixty (60) days of January 18, 2024.

OTHER MATTERS

We know of no other matters to be brought before the Special Meeting. However, if any other matters do properly come before the Special Meeting, it is intended that the proxy holders will vote the shares represented by the proxies in the accompanying form as recommended by the Board or, if no recommendation is given, in accordance with the best judgment of the person voting the proxies.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s site on the Internet, located at  www.sec.gov.

We will provide, without charge, to each person to whom this Proxy Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in this Proxy Statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the Proxy Statement incorporates). Please direct such request in writing or by telephone at the following address:

Immunic, Inc.

1200 Avenue of the Americas, Suite 200

New York, NY 10036

Attn: Investor Relations

Appendix A

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF IMMUNIC, INC.

IMMUNIC, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the corporation is Immunic, Inc. (the “Corporation”).

SECOND: This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) filed with the Secretary of State on April 12, 2019.

THIRD: The Board of Directors (the “Board”) of the Corporation, acting in accordance with the provisions of Sections 242 of the DGCL, adopted resolutions amending its Certificate of Incorporation as follows:

1. PART A of ARTICLE FOUR of the Certificate of Incorporation, as presently in effect, of the Corporation is hereby amended and restated in its entirety as follows:

“The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 520,000,000 shares, consisting of:

1. 20,000,000 shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”); and

2. 500,000,000 shares of Common Stock, par value $0.0001 per share (the “Common Stock”).

The Preferred Stock and the Common Stock shall have the rights, preferences and limitations set forth below.”

FOURTH: Thereafter, pursuant to a resolution by the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval in accordance with the provisions of Section 242 of the DGCL. Accordingly, said proposed amendment has been adopted in accordance with Section 242 of the DGCL.

FIFTH: This amendment will become effective as of 1:00 p.m. Eastern Standard time, on [●], 2024.

IN WITNESS WHEREOF, IMMUNIC, INC. has caused this Certificate of Amendment to be signed by its duly authorized officer this [●]th day of [●], 2024.

IMMUNIC, INC.

By:
Name:	Daniel Vitt
Title:	Chief Executive Officer

Appendix B

IMMUNIC, INC.
AMENDED AND RESTATED 2021 EMPLOYEE STOCK PURCHASE PLAN

Page

Article 1. Purpose and Effective Date	1
1.1 Effective Date	1
1.2 Purpose.	1
Article 2. Definitions	1
2.1 “Account”	1
2.2 “Administrator”	1
2.3 “Accumulation Period”	1
2.4 “Base Earnings”	1
2.5 “Board”	1
2.6 “Code”	1
2.7 “Cut-Off Date”	2
2.8 “Effective Date”	2
2.9 “Eligible Employee”	2
2.10 “Employee”	2
2.11 “Enrollment Date”	2
2.12 “Exchange Act”	2
2.13 “Fair Market Value”	2
2.14 “Participant”	2
2.15 “Participating Subsidiary”	2
2.16 “Plan”	2
2.17 “Purchase Date”	2
2.18 “Securities Act”	3
2.19 “Share”	3
2.20 “Subsidiary Corporation”	3
2.21 “Trading Day”	3
Article 3. Administration	3
3.1 Administrator.	3
3.2 Powers of the Committee.	3
3.3 Designation of Participating Subsidiaries	4
Article 4. Number of Shares	4
4.1 Number of Shares Issuable Under the Plan	4
4.2 Adjustments in Authorized Shares; Liquidation or Dissolution	4
Article 5. Eligibility Requirements	4
5.1 Eligibility	4
5.2 Ineligible Employees.	5
Article 6. Enrollment	5
6.1 Enrollment	5

i

Article 7. Grant of Options on Enrollment	6
7.1 Option Grants	6
7.2 Option Term.	6
7.3 Restrictions on Option Grants.	6
Article 8. Payroll Deductions	7
8.1 Payroll Deduction Elections	7
8.2 Duration of Payroll Deductions	7
8.3 Unfunded Status of Payroll Deductions	7
8.4 Cancellation of Payroll Deduction Election	7
8.5 No Additional Contributions Permitted	7
Article 9. Purchase of Shares	8
9.1 Exercise of Options	8
9.2 Effect of Withdrawal from the Plan.	8
9.3 Option Exercise Price	8
9.4 Restrictions on Option Exercise	8
Article 10. Withdrawal From the Plan; Termination of Employment; Leave of Absence; Death	8
10.1 Withdrawal from the Plan	8
10.2 Termination of Employment	9
10.3 Leave of Absence	9
10.4 Death	9
Article 11. Miscellaneous	10
11.1 Interest	10
11.2 Restrictions on Transfer	10
11.3 Administrative Assistance	10
11.4 Costs	10
11.5 Applicable Law	10
11.6 Amendment and Termination.	10
11.7 No Right of Employment	11
11.8 Requirements of Law	11
11.9 Gender	11
11.10 Military Service	11
11.11 Code Section 409A	11
11.12 Stockholder Approval	11
11.13 Certain Provisions Applicable to Employees Subject to Taxation in Germany	11

ii

IMMUNIC, INC.
AMENDED AND RESTATED 2021 EMPLOYEE STOCK PURCHASE PLAN

Article 1.
Purpose and Effective Date

1.1   Effective Date. The Board of Directors of Immunic, Inc., a Delaware corporation (the “Company”), adopted the 2021 Employee Stock Purchase Plan (the “Plan”) effective as of July 1, 2021 (the “Effective Date”), as amended and restated on March [●], 2024.

1.2   Purpose. The purpose of the Plan is to provide eligible employees of the Company or any Participating Subsidiary with an opportunity to purchase common stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

Article 2.
Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1   “Account” means a recordkeeping account maintained for a Participant to which payroll deductions are credited in accordance with Article 8 of the Plan.

2.2   “Administrator” means the Board or committee authorized to administer the Plan under Section 3.1.

2.3   “Accumulation Period” means a period determined by the Administrator that is no longer than twenty-seven (27) months; provided that unless otherwise determined by the Administrator, each Accumulation Period shall consist of one year terms commencing on July 1 of the applicable year or such other date specified from time to time by the Administrator. The Administrator may modify or suspend Accumulation Periods at any time and from time to time.

2.4   “Base Earnings” means regular salary and wages payable by the Company or a Participating Subsidiary to an Eligible Employee, prior to deductions for employee contributions to any employee benefit plans or arrangements, and excluding bonuses and other incentive pay, but including commissions. The Administrator, in its discretion, may establish a different definition of Base Earnings for any future Accumulation Period(s) prior to the commencement of such Accumulation Period.

2.5   “Board” means the Board of Directors of the Company.

2.6   “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

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2.7   “Cut-Off Date” means the date established by the Administrator from time to time by which enrollment forms must be received with respect to an Accumulation Period.

2.8   “Effective Date” means July 1, 2021, as amended and restated on March [●], 2024.

2.9   “Eligible Employee” means an Employee who is eligible to participate in the Plan in accordance with Article 5.

2.10  “Employee” means any common law employees of the Company or a Participating Subsidiary. “Employee” shall not include any individual classified by the Company or a Participating Subsidiary as either an independent contractor or an individual who provides services to the Company or Participating Subsidiary through another entity shall not be eligible to participate in this Plan during the period that the individual is so classified, even if such individual is later retroactively reclassified as an employee during all or any part of such period pursuant to applicable law or otherwise.

2.11  “Enrollment Date” means the first Trading Day of an Accumulation Period beginning on or after the Effective Date.

2.12  “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

2.13  “Fair Market Value” of a Share means the closing sales price of a Share reported on an established stock exchange which is the principal exchange upon which the Shares are traded on the applicable date. Unless the Administrator determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, Fair Market Value shall be deemed to be equal to the arithmetic mean between the reported high and low or closing bid and asked prices of a Share on the applicable date, or if no such trades were made that day then the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Administrator in such manner as it deems appropriate provided such manner is consistent with Treasury Regulation Section 1.409A-1(b)(5)(iv)(B).

2.14  “Participant” means an Eligible Employee who has enrolled in the Plan pursuant to Article 6. A Participant shall remain a Participant until the applicable date set forth in Article 10.

2.15  “Participating Subsidiary” means a Subsidiary Corporation, which has adopted the Plan as a Participating Subsidiary by action of its board of directors and which has been designated by the Administrator in accordance with Section 3.3 as covered by the Plan.

2.16  “Plan” means the Immunic, Inc. 2021 Employee Stock Purchase Plan, as set forth herein and as amended from time to time.

2.17  “Purchase Date” means the specific Trading Day during an Accumulation Period on which Shares are purchased under the Plan in accordance with Article 9. For each Accumulation Period, the Purchase Date shall be the last Trading Day occurring in such Accumulation Period. The Administrator may, in its discretion, designate a different Purchase Date with respect to any Accumulation Period.

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2.18  “Securities Act” means the Securities Act of 1933, as amended from time to time. References to a particular section of the Securities Act include references to successor provisions.

2.19  “Share” means a share of common stock of the Company, and such other securities of the Company, as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.20  “Subsidiary Corporation” means any corporation in an unbroken chain of corporations beginning with the Company if, as of the applicable Enrollment Date, each of the corporations other than the last corporation in the chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.21  “Trading Day” means a day the national exchange on which the Shares are listed for trading or, if not so listed, a day NASDAQ is open for trading.

Article 3.
Administration

3.1                 Administrator.

(a)               The Plan shall be administered by the Board, or committee (“Committee”) appointed by the Board, which may be the Board's Compensation Committee. The Committee shall consist of at least one Board member, but may additionally consist of individuals who are not members of the Board. The Committee shall serve at the pleasure of the Board. If the Board does not so appoint a Committee, the Board shall administer the Plan. Any references herein to “Administrator” are, except as the context requires otherwise, references to the Board or the Committee, as applicable.

(b)               This Article 3 relating to the administration of the Plan may be amended by the Administrator from time to time as may be desirable to satisfy any requirements of or under the federal securities and/or other applicable laws, rules or regulations of the United States or any applicable stock exchange, or to obtain any exemption under such laws, rules or regulations.

3.2                 Powers of the Committee.

(a)               If appointed under Section 3.1, the Administrator may select one of its members as chairman and may appoint a secretary. The Administrator shall make such rules and regulations for the conduct of its business as it shall deem advisable; provided, however, that all determinations of the Administrator shall be made by a majority of its members.

(b)               The Administrator shall have the power, in addition to the powers set forth elsewhere in the Plan, and subject to and within the limits of the express provisions of the Plan, to construe and interpret the Plan and options granted under it; to establish, amend and revoke rules and regulations for administration of the Plan; to determine all questions of policy and expediency that may arise in the administration of the Plan; to allocate and delegate such of its powers as it deems desirable to facilitate the administration and operation of the Plan; and, generally, to exercise such powers and perform such acts as it deems necessary or expedient to promote the best interests of the Company. The Administrator’s determinations as to the interpretation and operation of this Plan shall be final and conclusive.

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3.3                 Designation of Participating Subsidiaries. The Administrator may designate from time to time which Subsidiary Corporations of the Company shall be Participating Subsidiaries.

Article 4.
Number of Shares

4.1                 Number of Shares Issuable Under the Plan.Subject to adjustment as provided in Section 4.2, the maximum number of Shares hereby reserved for delivery under the Plan shall be 1,200,000 Shares. If any option granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such option shall again become available for the Plan.

4.2                 Adjustments in Authorized Shares; Liquidation or Dissolution. In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, acquisition of property or shares, separation, asset spin-off, stock rights offering, liquidation or other similar change in the capital structure of the Company, the Administrator shall make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the Shares available for purchase under the Plan. In the event that, at a time when options are outstanding hereunder, there occurs a dissolution or liquidation of the Company, each option to purchase Shares shall terminate, but the Participant holding such option shall have the right to exercise his or her option prior to such termination of the option upon the dissolution or liquidation. The Company reserves the right to reduce the number of Shares which Employees may purchase pursuant to their enrollment in the Plan.

Article 5.
Eligibility Requirements

5.1                 Eligibility. Except as provided in Section 5.2, each individual who is an Employee of the Company or a Participating Subsidiary on the applicable Cut-Off Date shall become eligible to participate in the Plan in accordance with Article 6 as of the first Enrollment Date following the date the individual becomes an Employee of the Company or a Participating Subsidiary, provided that the individual remains an Eligible Employee on the first day of the Accumulation Period associated with such Enrollment Date. Participation in the Plan is entirely voluntary.

Notwithstanding the eligibility criteria set forth in Section 5.2(a), all Employees who provide services in Germany and are employed by a Subsidiary Corporation domiciled in Germany, including Employees employed on part-time or temporary basis, shall be treated as Eligible Employees under Section 5.1 of the Plan.

5.2                 Ineligible Employees.

(a)               Employees meeting any of the following restrictions are not eligible to participate in the Plan:

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(i)     Employees of the Company or a Subsidiary Corporation who are members of a collective bargaining unit whose benefits were the subject of good faith collective bargaining are excluded from participation in the Plan.

(ii)    Employees whose customary employment is 20 hours or less per week.

(iii)   Employees whose customary employment is for not more than 5 months in any calendar year.

(iv)   Employees of a Participating Subsidiary who are citizens or residents of a foreign jurisdiction (a “Foreign Employee”) if (i) the grant of an option under the Plan to such Foreign Employee is prohibited under the laws of such foreign jurisdiction or (ii) compliance the laws of such foreign jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code.

(v)    Section 16 Officers may be restricted in their ability to acquire or sell Shares of common stock in order to comply with Section 16 of the Securities Exchange Act of 1934, as amended, in accordance with rules and procedures adopted by the Administrator.

(vi)   Employees of any Subsidiary Corporation that is not a Participating Subsidiary.

(b)               The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and the options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Article 6.
Enrollment

6.1                 Enrollment. Any Eligible Employee may consent to enrollment in the Plan for an Accumulation Period by completing and signing an enrollment form (which authorizes payroll deductions during such Accumulation Period in accordance with Section 8.1) and submitting such enrollment form to the Company or the Participating Subsidiary on or before the Cut-Off Date specified by the Administrator. Payroll deductions pursuant to the enrollment form shall be effective as of the first payroll period with a pay day after the Enrollment Date for the Accumulation Period to which the enrollment form relates, and shall continue in effect until the earliest of:

(a)   the end of the last payroll period with a payday in the Accumulation Period;

(b)   the date during the Accumulation Period as of which the Employee elects to cease his or her enrollment in accordance with Section 8.4; and

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(c)   the date during the Accumulation Period as of which the Employee withdraws from the Plan or has a termination of employment in accordance with Article 10.

Article 7.
Grant of Options on Enrollment

7.1    Option Grants. The automatic enrollment by an Eligible Employee in the Plan as of an Enrollment Date will constitute the grant as of such Enrollment Date by the Company to such Participant of an option to purchase Shares from the Company pursuant to the Plan.

7.2    Option Term. An option granted to a Participant pursuant to this Plan shall expire, if not terminated earlier for any reason, on the earliest to occur of: (a) the end of the Purchase Date with respect to the Accumulation Period in which such option was granted; (b) the completion of the purchase of Shares under the option under Article 9; or (c) the date on which participation of such Participant in the Plan terminates for any reason.

7.3    Restrictions on Option Grants.

(a)               Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary Corporation, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiary Corporations accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the Shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

(b)               No more than 25,000 Shares may be purchased by any Participant on the Purchase Date with respect to any Accumulation Period; provided, however, that the Administrator may specify with respect to any Accumulation Period: (i) a lower maximum aggregate number of Shares that may be purchased by any Participant on the Purchase Date, and/or (ii) a maximum number of Shares that may be purchased by all Participants on the Purchase Date.

Article 8.
Payroll Deductions

8.1    Payroll Deduction Elections. An Eligible Employee who files an enrollment form pursuant to Article 8 shall elect and authorize in such form to have deductions made from his or her Base Earnings on each payday he or she receives a paycheck during the Accumulation Period to which the enrollment form relates, and he or she shall designate on such form the percentage (in whole percentages) of Base Earnings to be deducted each payday during such Accumulation Period. The minimum an Employee may elect and authorize to have deducted is 1% of his or her Base Earnings paid per pay period in such Accumulation Period, and the maximum is 15% of his or her Base Earnings paid per pay period in such Accumulation Period (or such larger or smaller percentage as the Administrator may designate from time to time).

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8.2    Duration of Payroll Deductions. Deductions from a Participant’s Base Earnings shall commence upon the first payday on or after the commencement of the Accumulation Period, and shall continue until the date on which such authorization ceases to be effective in accordance with Article 6. The amount of each deduction made for a Participant shall be credited to the Participant’s Account.

8.3    Unfunded Status of Payroll Deductions. Prior to the time a Participant’s payroll deduction is used to purchase Shares as provided in Article 9 below, such amounts are considered general assets of the Company or Participating Subsidiary (as applicable) and, as such, are subject to the claims of the Company’s or Participating Subsidiary’s creditors in the event of insolvency or bankruptcy. The Company or Participating Subsidiary may use such funds for any corporate purpose, and the Company will not be obligated to segregate such funds from the Company’s or Participating Subsidiary’s general corporate funds and/or deposit such funds with an independent third party.

8.4    Cancellation of Payroll Deduction Election. As of the last day of any month during an Accumulation Period, a Participant may elect to cease (but not to increase or decrease) payroll deductions made on his or her behalf for the remainder of such Accumulation Period by filing the applicable election with the Company or Participating Subsidiary in such form and manner and at such time as may be permitted by the Administrator. A Participant who has ceased payroll deductions may have the amount which was credited to his or her Account prior to such cessation applied to the purchase of Shares as of the Purchase Date in accordance with Section 9.1 and receive the balance of the Account with respect to which the enrollment is ceased, if any, in cash. A Participant who has ceased payroll deductions may also voluntarily withdraw from the Plan pursuant to Section 10.1. Any Participant who ceases payroll deductions for an Accumulation Period may re-enroll in the Plan on the next subsequent Enrollment Date following the cessation in accordance with the provisions of Article 6. A Participant who ceases to be employed by the Company or any Participating Subsidiary will cease to be a Participant in accordance with Section 10.2.

8.5    No Additional Contributions Permitted. A Participant may not make any separate or additional contributions to his Account under the Plan. Neither the Company nor any Participating Subsidiary shall make separate or additional contributions to any Participant’s Account under the Plan.

Article 9.
Purchase of Shares

9.1    Exercise of Options. Subject to Section 9.2, any option held by the Participant which was granted under this Plan and which remains outstanding as of a Purchase Date shall be deemed to have been exercised on such Purchase Date for the purchase of the number of whole Shares which the funds accumulated in his or her Account as of the Purchase Date will purchase at the applicable purchase price. Unless otherwise determined by the Committee, any payroll deductions which are not sufficient to purchase a whole Share shall be retained in a Participant’s account for the subsequent Accumulation Period. Any other amounts in a Participant’s Account after a Purchase Date shall be returned to the Participant.

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No Shares will be purchased on behalf of any Participant who fails to file an enrollment form authorizing payroll deductions for an Accumulation Period.

9.2    Effect of Withdrawal from the Plan. A Participant who holds an outstanding option as of a Purchase Date shall not be deemed to have exercised such option if the Participant elected not to exercise the option by withdrawing from the Plan in accordance with Section 10.1.

9.3    Option Exercise Price. The purchase price for each Share purchased under any option shall not be less than 85% of the lesser of (a) the Fair Market Value of a Share on the Purchase Date or (b) the Fair Market Value of a Share on the first Trading Day of the Accumulation Period. Notwithstanding the preceding, the Administrator may establish a different purchase price for each Share purchased under any option provided that such purchase price is determined at least thirty (30) days prior to the beginning of the Accumulation Period for which it is applicable and is not less than the exercise price described in the preceding sentence.

9.4    Restrictions on Option Exercise. If the total number of Shares for which an option is exercised on any Purchase Date in accordance with this Article 9, when aggregated with all Shares previously granted under this Plan, exceeds the maximum number of Shares reserved in Section 4.1 or pursuant to any aggregate limit imposed by the Committee pursuant to Section 7.3(b)(ii), the Administrator shall make a pro rata allocation of the Shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of the cash amount credited to the Account of each Participant under the Plan shall be returned to him or her as promptly as administratively practical.

Article 10.
Withdrawal From the Plan; Termination of Employment; Leave of Absence; Death

10.1   Withdrawal from the Plan. A Participant may withdraw from the Plan in full (but not in part) during any Accumulation Period by delivering a notice of withdrawal to the Company (in a manner prescribed by the Administrator) at any time prior to the first day of the calendar last month immediately preceding the Purchase Date for such Accumulation Period, or at such shorter time in advance of the Purchase Date as the Administrator may permit. If notice of withdrawal is timely received, all funds then accumulated in the Participant’s Account shall not be used to purchase Shares, but shall instead be distributed to the Participant as soon as administratively practical, and the Participant’s payroll deductions shall cease as soon as administratively practical. An Employee who has withdrawn during an Accumulation Period may not return funds to the Company or a Participating Subsidiary during the same Accumulation Period and require the Company or Participating Subsidiary to apply those funds to the purchase of Shares, nor may such Participant’s payroll deductions continue, in accordance with Article 6. Any Eligible Employee who has withdrawn from the Plan may, however, re-enroll in the Plan on the next subsequent Enrollment Date following withdrawal in accordance with the provisions of Article 6.

10.2   Termination of Employment. Participation in the Plan terminates immediately when a Participant ceases to be employed by the Company or any Participating Subsidiary for any reason whatsoever, including but not limited to termination of employment, whether voluntary or involuntary, or on account of disability, or retirement, but not including death, or if the Participating Subsidiary employing the Participant ceases for any reason to be a Participating Subsidiary. Participation in the Plan also terminates immediately when a Participant ceases to be an Eligible Employee under Article 5 or withdraws from the Plan. Upon termination of participation such terminated Participant’s outstanding options shall thereupon terminate. As soon as administratively practicable after termination of participation, the Company shall pay to the Participant or legal representative all amounts accumulated in the Participant’s Account and held by the Company at the time of termination of participation, and any Participating Subsidiary shall pay to the Participant or legal representative all amounts accumulated in the Participant’s Account and held by the Participating Subsidiary at the time of termination of participation.

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10.3   Leave of Absence. If a Participant takes an unpaid leave of absence without terminating employment, such Participant will be deemed to have discontinued contributions to the Plan in accordance with Section 8.3, but will remain a Participant in the Plan through the balance of the Accumulation Period in which his or her leave of absence begins, so long as such leave of absence does not exceed ninety (90) days. If a Participant takes an unpaid leave of absence without terminating employment, such Participant will be deemed to have withdrawn from the Plan in accordance with Section 10.1 on the ninety-first (91st) day of such leave of absence.

10.4   Death. As soon as administratively feasible after the death of a Participant, amounts accumulated in his or her Account shall be paid in cash to the beneficiary or beneficiaries designated by the Participant on a beneficiary designation form approved by the Administrator, but if the Participant does not make an effective beneficiary designation then such amounts shall be paid in cash to the Participant’s spouse if the Participant has a spouse, or, if the Participant does not have a spouse, to the executor, administrator or other legal representative of the Participant’s estate. Such payment shall relieve the Company and the Participating Subsidiary of further liability with respect to the Plan on account of the deceased Participant. If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the Account unless the Participant has given express contrary instructions. None of the Participant’s beneficiary, spouse, executor, administrator or other legal representative of the Participant’s estate shall, prior to the death of the Participant by whom he has been designated, acquire any interest in the amounts credited to the Participant’s Account under the Plan.

Article 11.
Miscellaneous

11.1  Interest. Interest or earnings will not be paid on any Employee Accounts.

11.2   Restrictions on Transfer. The rights of a Participant under the Plan shall not be assignable or transferable by such Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with Section 10.1.

11.3   Administrative Assistance. If the Administrator in its discretion so elects, it may retain a brokerage firm, bank, other financial institution or other appropriate agent to assist in the purchase of Shares, delivery of reports or other administrative aspects of the Plan. If the Administrator so elects, each Participant shall (unless prohibited by applicable law) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a Participant under the Plan shall be held in the account in the Participant’s name, or if the Participant so indicates in the enrollment form, in the Participant’s name together with the name of one or more other persons in joint tenancy with right of survivorship or in tenancy by the entireties or as spousal community property, or in such forms of trust as may be approved by the Administrator, to the extent permitted by law.

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11.4   Costs. All costs and expenses incurred in administering the Plan shall be paid by the Company or Participating Subsidiaries, including any brokerage fees on the purchased Shares; excepting that any stamp duties, transfer taxes, fees to issue stock certificates, and any brokerage fees on the sale price applicable to participation in the Plan after the initial purchase of the Shares on the Purchase Date shall be charged to the Account or brokerage account of such Participant.

11.5   Applicable Law. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

11.6   Amendment and Termination.

(a)               The Board or the Board's Compensation Committee may amend, alter or terminate the Plan at any time. Notwithstanding any provision hereunder to the contrary, no amendment which would amend or modify the Plan in a manner requiring stockholder approval under any securities exchange on which the Shares are traded shall be effective unless, within one year after it is adopted, it is approved by the holders of a majority of the voting power of the Company’s outstanding shares. The provisions of this Section 11.6 are in addition to, and not in lieu of, the authority of the Administrator to amend or modify the Plan under other provisions of the Plan.

(b)               If the Plan is terminated, the Administrator may elect to terminate all outstanding options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date, or may elect to permit options to expire in accordance with the terms of this Plan (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds accumulated in Participants’ Accounts as of the date the options are terminated shall be returned to the Participants as soon as administratively feasible.

11.7   No Right of Employment. Neither the grant nor the exercise of any rights to purchase Shares under this Plan nor anything in this Plan shall impose upon the Company or Participating Subsidiary any obligation to employ or continue to employ any employee. The right of the Company or Participating Subsidiary to terminate any employee shall not be diminished or affected because any rights to purchase Shares have been granted to such employee.

11.8   Requirements of Law. The making of payroll deductions and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan, Participants shall not be entitled to receive benefits under the Plan, and the Company (and any Subsidiary Corporation) shall not be obligated to deliver any Shares or deliver benefits to a Participant, if such delivery would constitute a violation by the Participant or the Company or any of its Subsidiary Corporations of any applicable law or regulation.

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11.9     Gender. When used herein, masculine terms shall be deemed to include the feminine, except when the context indicates to the contrary.

11.10   Military Service. The Plan shall be administered in accordance with Section 14(u) of the Internal Revenue Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

11.11   Code Section 409A. Purchase rights granted hereunder are intended to be exempt from the application of Code Section 409A as a statutory option described in Section 423 of the Code and any ambiguities shall be construed and interpreted in accordance with such intent.

11.12   Stockholder Approval. All options granted on or after the Effective Date and prior to the date the Company’s stockholders approve the Plan are expressly conditioned upon and subject to approval of the Plan by the Company’s stockholders.

11.13   Certain Provisions Applicable to Employees Subject to Taxation in Germany. Notwithstanding anything to the contrary in the Plan, the following provisions shall apply to Participants who are German residents employed with a Subsidiary Corporation operating a business in Germany:

(a)               Required Withholding:

(i)                 The Committee in its sole discretion may provide that when taxes, including social security contributions (Sozialversicherungsbeiträge) are to be withheld in connection with the issuance of Shares, or upon payment of any other benefit or right under this Plan (the date on which such transfer of Shares or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Participant may elect to make payment for the withholding of German taxes, e.g. wage tax including social security contributions (Sozialversicherungsbeiträge), by one or a combination of the following methods to the Company or the Subsidiary Corporation that employed the Participant: (A) payment of an amount in cash equal to the amount to be withheld (including cash obtained through the sale of the Shares acquired on exercise of an option or upon the transfer of Shares, through a broker-dealer to whom the Participant has submitted an irrevocable instructions to deliver promptly to the Company or the Subsidiary Corporation, the amount to be withheld); (B) requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or upon the transfer of Shares, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or (C) withholding from any compensation otherwise due to the Participant.

(ii)              The Committee in its sole discretion may provide that the maximum amount of tax withholding upon the issuance of Shares, to be satisfied by withholding Shares upon the transfer of Shares, pursuant to clause (i)(B) above shall not exceed the minimum amount of taxes, including social security contributions, required to be withheld under federal, state and local law. An election by a Participant under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, the Participant must deliver cash to satisfy all tax withholding requirements.

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(b)               Participation in the Plan and the purchase of Shares does not result in the establishment of an employment relationship with the Company. Irrespective of in the Plan, the Subsidiary Corporation, namely Immunic AG or Immunic GmbH, shall remain the sole employing entity (“Employing Entity”) of the Participant. Participation in the Plan does constitute a component of remuneration under employment with the Employing Entity. Any actions undertaken by the Employing Entity or involvement of the Employing Entity in the administration of the Plan are performed in the name of the Company and/or the Committee and shall not be deemed to establish any claim against the Employing Entity for performance of the Plan. Thus, the Employing Entity shall not be held liable for proper performance of the Plan. Irrespective of any information provided or support delivered by the Employing Entity, the Employing Entity does not assume any obligation in the context of the Plan.

(c)               Participation in the Plan is governed by the laws of the State of Delaware, other than its laws respecting choice or conflicts of law rule or principles that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Participant submits to the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware.

(d)               Participation in the Plan is granted on an exclusively voluntary basis. Even if there is a repeated grant of rights and without express notification that the grant is paid voluntarily, no legal claim for future grants exists and further grants remain in the complete discretion of the Company.

(e)               Participation in the Plan requires the processing of personal data of the Participant as defined in and as may be subject to the provisions of Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data and repealing Directive 95/46/EC (General Data Protection Regulation) and of the Federal Data Protection Act (Bundesdatenschutzgesetz) and other data protection legislation of the Federal Republic of Germany (together “Applicable Data Protection Laws”). The Company will process Participant’s personal data in strict compliance with Applicable Data Protection Laws. The Participant acknowledges that its consent may be required for such processing under Applicable Data Protection Laws and agrees that its participation in the Plan or any other rights hereunder is subject to the Participant providing and not withdrawing such consent.

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Appendix C

PAGE

IMMUNIC, INC.

2019 OMNIBUS EQUITY INCENTIVE PLAN, AS AMENDED ON JUNE 28, 2023 and MARCH [●], 2024

Article 1. Effective Date, Objectives and Duration		1
1.1	Effective Date of the Plan	1
1.2	Objectives of the Plan	1
1.3	Duration of the Plan	1
Article 2. Definitions		1
2.1	“Affiliate”	1
2.2	“Award”	1
2.3	“Award Agreement”	1
2.4	“Board”	2
2.5	“Bonus Shares”	2
2.6	“Cause”	2
2.7	“CEO”	2
2.8	“Change in Control”	2
2.9	“Code”	2
2.10	“Committee” or “Incentive Plan Committee”	2
2.11	“Compensation Committee”	2
2.12	“Common Stock”	2
2.13	“Corporate Transaction”	2
2.14	“Deferred Stock”	2
2.15	“Disability” or “Disabled”	2
2.16	“Dividend Equivalent”	3
2.17	“Effective Date”	3
2.18	“Eligible Person”	3
2.19	“Exchange Act”	3
2.20	“Exercise Price”	3
2.21	“Fair Market Value”	3
2.22	“Grant Date”	4
2.23	“Grantee”	4
2.24	“Incentive Stock Option”	4
2.25	“Including” or “includes”	4
2.26	“Management Committee”	4
2.27	“Non-Employee Director”	4
2.28	“Option”	4
2.29	“Other Stock-Based Award”	4
2.30	“Performance Period”	4
2.31	“Performance Share” and “Performance Unit”	4
2.32	“Period of Restriction”	4
2.33	“Person”	4
2.34	“Restricted Shares”	4
2.35	“Restricted Stock Units”	4
2.36	“Rule 16b-3”	4
2.37	“SEC”	4
2.38	“Section 16 Non-Employee Director”	5
2.39	“Section 16 Person”	5
2.40	“Separation from Service”	5
2.41	“Share”	5
2.42	“Stock Appreciation Right” or “SAR”	5
2.43	“Subsidiary Corporation”	5

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PAGE

2.44	“Surviving Company”	5
2.45	“Term”	5
2.46	“Termination of Affiliation”	5
Article 3. Administration		6
3.1	Committee	6
3.2	Powers of Committee	6
3.3	No Repricings	8
Article 4. Shares Subject to the Plan		8
4.1	Number of Shares Available for Grants	8
4.2	Adjustments in Authorized Shares and Awards; Corporate Transaction, Liquidation or Dissolution	9
Article 5. Eligibility and General Conditions of Awards		10
5.1	Eligibility	10
5.2	Award Agreement	10
5.3	General Terms and Termination of Affiliation	10
5.4	Nontransferability of Awards	11
5.5	Cancellation and Rescission of Awards	11
5.6	Stand-Alone, Tandem and Substitute Awards	11
5.7	Compliance with Rule 16b-3	12
5.8	Deferral of Award Payouts	12
Article 6. Stock Options		13
6.1	Grant of Options	13
6.2	Award Agreement	13
6.3	Option Exercise Price	13
6.4	Grant of Incentive Stock Options	13
6.5	Payment of Exercise Price	14
Article 7. Stock Appreciation Rights		15
7.1	Issuance	15
7.2	Award Agreements	15
7.3	SAR Exercise Price	15
7.4	Exercise and Payment	15
Article 8. Restricted Shares		15
8.1	Grant of Restricted Shares	15
8.2	Award Agreement	15
8.3	Consideration for Restricted Shares	16
8.4	Effect of Forfeiture	16
8.5	Escrow; Legends	16
Article 9. Performance Units and Performance Shares		16
9.1	Grant of Performance Units and Performance Shares	16
9.2	Value/Performance Goals	16
9.3	Earning of Performance Units and Performance Shares	16
Article 10. Deferred Stock and Restricted Stock Units		17
10.1	Grant of Deferred Stock and Restricted Stock Units	17
10.2	Vesting and Delivery	17
10.3	Voting and Dividend Equivalent Rights Attributable to Deferred Stock and Restricted Stock Units	17

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PAGE

Article 11. Dividend Equivalents		18
Article 12. Bonus Shares		18
Article 13. Other Stock-Based Awards		18
Article 14. Non-Employee Director Awards		18
Article 15. Amendment, Modification, and Termination		18
15.1	Amendment, Modification, and Termination	18
15.2	Awards Previously Granted	19
Article 16. Compliance with Section 409A of the Code		19
16.1	Awards Subject to Section 409A of the Code	19
16.2	Deferral and/or Distribution Elections	19
16.3	Subsequent Elections	19
16.4	Distributions Pursuant to Deferral Elections	20
16.5	Six Month Delay	20
16.6	Death or Disability	20
16.7	No Acceleration of Distributions	20
Article 17. Withholding		20
17.1	Required Withholding	20
17.2	Notification under Code Section 83(b)	21
Article 18. Additional Provisions		21
18.1	Successors	21
18.2	Severability	21
18.3	Requirements of Law	22
18.4	Securities Law Compliance	22
18.5	Forfeiture Events	22
18.6	No Rights as a Stockholder	23
18.7	Nature of Payments	23
18.8	Non-Exclusivity of Plan	23
18.9	Governing Law	23
18.10	Unfunded Status of Awards; Creation of Trusts	23
18.11	Affiliation	23
18.12	Participation	24
18.13	Military Service	24
18.14	Construction	24
18.15	Headings	24
18.16	Obligations	24
18.17	No Right to Continue as Director	24
18.18	Stockholder Approval	24

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IMMUNIC, INC.

2019 OMNIBUS EQUITY INCENTIVE PLAN, AS AMENDED ON JUNE 28, 2023 and March [●], 2024

Article 1.
Effective Date, Objectives and Duration

1.1               Effective Date of the Plan. The Board of Directors of Immunic, Inc., a Delaware corporation (the “Company”), adopted this 2019 Omnibus Equity Incentive Plan (the “Plan”) effective as of June 14, 2019 (the “Effective Date”), as amended on June 28, 2023 and March [●], 2024.

1.2               Objectives of the Plan. The Plan is intended: (a) to allow selected employees of and consultants to the Company and its Affiliates to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Affiliates in attracting new employees, officers and consultants and retaining existing employees and consultants, (b) to optimize the profitability and growth of the Company and its Affiliates through incentives which are consistent with the Company’s goals, (c) to provide Grantees with an incentive for excellence in individual performance, (d) to promote teamwork among employees, consultants and Non-Employee Directors, and (e) to attract and retain highly qualified persons to serve as Non-Employee Directors and to promote ownership by such Non-Employee Directors of a greater proprietary interest in the Company, thereby aligning such Non-Employee Directors’ interests more closely with the interests of the Company’s stockholders.

1.3               Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 15 hereof, until the earlier of the tenth (10th) anniversary of the Effective Date, or the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Shares granted under the Plan shall have lapsed according to the Plan’s provisions.

Article 2.
Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1               “Affiliate” means any corporation or other entity, including but not limited to partnerships, limited liability companies and joint ventures, with respect to which the Company, directly or indirectly, owns as applicable: (a) stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of stock of such corporation, or (b) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of a non-corporate entity.

2.2               “Award” means Options (including non-qualified options and Incentive Stock Options), SARs, Restricted Shares, Performance Units (which may be paid in cash), Performance Shares, Deferred Stock, Restricted Stock Units, Dividend Equivalents, Bonus Shares or Other Stock-Based Awards granted under the Plan.

2.3               “Award Agreement” means either: (a) a written agreement entered into by the Company and a Grantee setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written statement issued by the Company to a Grantee describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Grantee.

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2.4               “Board” means the Board of Directors of the Company.

2.5               “Bonus Shares” means Shares that are awarded to a Grantee with or without cost and without restrictions either in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise), as an inducement to become an Eligible Person or, with the consent of the Grantee, as payment in lieu of any cash remuneration otherwise payable to the Grantee.

2.6               “Cause” means, except as otherwise defined in an Award Agreement:

(a)                the commission of any act by a Grantee constituting a felony or crime of moral turpitude (or their equivalent in a non-United States jurisdiction);

(b)                an act of dishonesty, fraud, intentional misrepresentation, or harassment which, as determined in good faith by the Committee, would: (a) materially adversely affect the business or the reputation of the Company or any of its Affiliates with their respective current or prospective customers, suppliers, lenders and/or other third parties with whom such entity does or might do business; or (b) expose the Company or any of its Affiliates to a risk of civil or criminal legal damages, liabilities or penalties;

(c)                any material misconduct in violation of the Company’s or an Affiliate’s written policies; or

(d)                willful and deliberate non-performance of the Grantee’s duties in connection with the business affairs of the Company or its Affiliates;

provided, however, that if the Grantee has a written employment or consulting agreement with the Company or any of its Affiliates or participates in any severance plan established by the Company that includes a definition of “cause,” Cause shall have the meaning set forth in such employment or consulting agreement or severance plan.

2.7               “CEO” means the Chief Executive Officer of the Company.

2.8               “Change in Control” shall have the meaning set forth in Section 16.4(e).

2.9               “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

2.10           “Committee” or “Incentive Plan Committee” has the meaning set forth in Section 3.1(a).

2.11           “Compensation Committee” means the compensation committee of the Board.

2.12           “Common Stock” means the common stock, $0.0001 par value, of the Company.

2.13           “Corporate Transaction” shall have the meaning set forth in Section 4.2(b).

2.14           “Deferred Stock” means a right, granted under Article 10, to receive Shares at the end of a specified deferral period.

2.15           “Disability” or “Disabled” means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan:

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(a)                Except as provided in (b) below, a disability within the meaning of Section 22(e)(3) of the Code; and

(b)                In the case of any Award that constitutes deferred compensation within the meaning of Section 409A of the Code, a disability as defined in regulations under Section 409A of the Code. For purpose of Section 409A of the Code, a Grantee will be considered Disabled if:

(i)                      the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(ii)                    the Grantee is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Grantee’s employer.

2.16           “Dividend Equivalent” means a right to receive payments equal to dividends or property, if and when paid or distributed, on a specified number of Shares.

2.17           “Effective Date” has the meaning set forth in Section 1.1.

2.18           “Eligible Person” means any individual who is an employee (including any officer) of, a non-employee consultant to, or a Non-Employee Director of, the Company or any Affiliate; provided, however, that solely with respect to the grant of an Incentive Stock Option, an Eligible Person shall be any employee (including any officer) of the Company or any Subsidiary Corporation. Notwithstanding the foregoing, an Eligible Person shall also include an individual who is expected to become an employee of, non-employee consultant to, or Non-Employee Director of, the Company or any Affiliate within a reasonable period of time after the grant of an Award (other than an Incentive Stock Option); provided that any Award granted to any such individual shall be automatically terminated and cancelled without consideration if the individual does not begin performing services for the Company or any Affiliate within twelve (12) months after the Grant Date. Solely for purposes of Section 5.6(b), current or former employees or non-employee directors or consultants of an Acquired Entity who receive Substitute Awards in substitution for Acquired Entity Awards shall be considered Eligible Persons under this Plan with respect to such Substitute Awards.

2.19           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

2.20           “Exercise Price” means: (a) with respect to an Option, the price at which a Share may be purchased by a Grantee pursuant to such Option or (b) with respect to an SAR, the price established at the time an SAR is granted pursuant to Article 7, which is used to determine the amount, if any, of the payment due to a Grantee upon exercise of the SAR.

2.21           “Fair Market Value” of a Share means a price that is based on the opening, closing, actual, high, low, or the arithmetic mean of selling prices of a Share reported on an established stock exchange which is the principal exchange upon which the Shares are traded on the applicable date or the preceding trading day. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, Fair Market Value shall be deemed to be equal to the arithmetic mean between the reported high and low or closing bid and asked prices of a Share on the applicable date or, if no such trades were made that day, then the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate, provided such manner is consistent with Treasury Regulation Section 1.409A-1(b)(5)(iv)(B).

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2.22           “Grant Date” means the date on which an Award is granted or such later date as specified in advance by the Committee.

2.23           “Grantee” means a person who has been granted an Award.

2.24           “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.25           “Including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.

2.26           “Management Committee” has the meaning set forth in Section 3.1(b).

2.27           “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.

2.28           “Option” means an option granted under Article 6 of the Plan.

2.29           “Other Stock-Based Award” means a right, granted under Article 13 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

2.30           “Performance Period” means, with respect to an Award of Performance Shares or Performance Units, the period of time during which the performance vesting conditions applicable to such Award must be satisfied.

2.31           “Performance Share” and “Performance Unit” have the respective meanings set forth in Article 9.

2.32           “Period of Restriction” means the period during which Restricted Shares are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

2.33           “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.34           “Restricted Shares” means Shares granted under Article 8 that are both subject to forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

2.35           “Restricted Stock Units” means rights, granted under Article 10, to receive Shares if the Grantee satisfies the conditions specified in the Award Agreement applicable to such rights.

2.36           “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.37           “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

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2.38           “Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.39           “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.40           “Separation from Service” means, with respect to any Award that constitutes deferred compensation within the meaning of Section 409A of the Code, a “separation from service” as defined in Treasury Regulation Section 1.409A-1(h). For this purpose, a “separation from service” is deemed to occur on the date that the Company and the Grantee reasonably anticipate that the level of bona fide services the Grantee would perform for the Company and/or any Affiliates after that date (whether as an employee, Non-Employee Director or consultant or independent contractor) would permanently decrease to a level that, based on the facts and circumstances, would constitute a separation from service; provided that a decrease to a level that is fifty percent (50%) or more of the average level of bona fide services provided over the prior thirty-six (36) months shall not be a separation from service, and a decrease to a level that is twenty percent (20%) or less of the average level of such bona fide services shall be a separation from service. The Committee retains the right and discretion to specify, and may specify, whether a separation from service occurs with respect to those individuals who are performing services for the Company or an Affiliate immediately prior to an asset purchase transaction in which the Company or an Affiliate is the seller and who continue to perform services for the buyer (or an affiliate thereof) immediately following such asset purchase transaction; provided, such specification is made in accordance with the requirements of Treasury Regulation Section 1.409A-1(h)(4).

2.41           “Share” means a share of Common Stock, and such other securities of the Company, as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.42           “Stock Appreciation Right” or “SAR” means an Award granted under Article 7 of the Plan.

2.43           “Subsidiary Corporation” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.44           “Surviving Company” means (a) the surviving corporation in any merger, consolidation or similar transaction, involving the Company (including the Company if the Company is the surviving corporation), (b) or the direct or indirect parent company of such surviving corporation or (c) the direct or indirect parent company of the Company following a sale of substantially all of the outstanding stock of the Company.

2.45           “Term” of any Option or SAR means the period beginning on the Grant Date of an Option or SAR and ending on the date such Option or SAR expires, terminates or is cancelled. No Option or SAR granted under this Plan shall have a Term exceeding ten (10) years

2.46           “Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer performing services in the capacity of an employee of, a non-employee consultant to, or a Non-Employee Director of, the Company or any Affiliate or, with respect to an individual who is an employee of, a non-employee consultant to, or a Non-Employee Director of, an Affiliate, the first day on which such entity ceases to be an Affiliate of the Company unless such individual continues to perform Services for the Company or another Affiliate without interruption after such entity ceases to be an Affiliate. Notwithstanding the foregoing, if an Award constitutes deferred compensation within the meaning of Section 409A of the Code, Termination of Affiliation with respect to such Award shall mean the Grantee’s Separation from Service.

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Article 3.
Administration

3.1               Committee.

(a)                Subject to Article 14, and to Section 3.2, the Plan shall be administered by a Committee (the “Incentive Plan Committee” or the “Committee”) of directors of the Company appointed by the Board from time to time. Notwithstanding the foregoing, either the Board or the Compensation Committee may at any time and in one or more instances reserve administrative powers to itself as the Committee or exercise any of the administrative powers of the Committee. The number of members of the Committee may from time to time be increased or decreased as the Board or Compensation Committee deems appropriate. To the extent the Board or Compensation Committee considers it desirable to comply with Rule 16b-3, the Committee shall consist of two (2) or more directors of the Company, all of whom qualify as Section 16 Non-Employee Directors.

(b)                The Board or the Compensation Committee may appoint and delegate to another committee (“Management Committee”), or to the CEO, any or all of the authority of the Board or the Committee, as applicable, with respect to Awards to Grantees other than Grantees who are executive officers, Non-Employee Directors, or Section 16 Persons at the time any such delegated authority is exercised.

(c)                Unless the context requires otherwise, any references herein to “Committee” include references to the Incentive Plan Committee, the Board or the Compensation Committee to the extent the Incentive Plan Committee, the Board or the Compensation Committee, as applicable, has assumed or exercises administrative powers itself as the Committee pursuant to subsection (a), and to the Management Committee or the CEO to the extent either has been delegated authority pursuant to subsection (b), as applicable; provided that (a) for purposes of Awards to Non-Employee Directors, “Committee” shall include only the full Board, and (b) for purposes of Awards intended to comply with Rule 16b-3, the “Committee” shall include only the Incentive Plan Committee or the Compensation Committee.

3.2               Powers of Committee. Subject to and consistent with the provisions of the Plan (including Article 14), the Committee has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by the affirmative vote of a majority of the members of the Board, even if not a quorum, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

(a)                to determine when, to whom and in what types and amounts Awards should be granted;

(b)                to grant Awards to Eligible Persons in any number and to determine the terms and conditions applicable to each Award (including the number of Shares or the amount of cash or other property to which an Award will relate, any Exercise Price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or an Affiliate and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

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(c)                to determine the benefit payable under any Performance Unit, Performance Share, Dividend Equivalent, Other Stock-Based Award or Cash Incentive Award and to determine whether any performance or vesting conditions have been satisfied;

(d)                to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

(e)                to determine the Term of any Option or SAR;

(f)                 to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

(g)                to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

(h)                to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or automatically pursuant to the terms of the Award Agreement;

(i)                 to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

(j)                 to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(k)                to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(l)                 to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(m)              to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (a) which does not adversely affect the rights of the Grantee, (b) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (c) to the extent the Award Agreement specifically permits amendment without consent;

(n)                to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

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(o)                to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

(p)                to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or an Affiliate or the financial statements of the Company or an Affiliate, or in response to changes in applicable laws, regulations or accounting principles;

(q)                to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

(r)                 to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Affiliates, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Subject to Section 3.1(b), the Committee may delegate to officers of the Company or any Affiliate the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan.

3.3               No Repricings. Notwithstanding any provision in Section 3.2 to the contrary, the terms of any outstanding Option or SAR may not be amended to reduce the Exercise Price of such Option or SAR or cancel any outstanding Option or SAR in exchange for other Options or SARs with an Exercise Price that is less than the Exercise Price of the cancelled Option or SAR or for any cash payment (or Shares having with a Fair Market Value) in an amount that exceeds the excess of the Fair Market Value of the Shares underlying such cancelled Option or SAR over the aggregate Exercise Price of such Option or SAR or for any other Award, without stockholder approval; provided, however, that the restrictions set forth in this Section 3.3, shall not apply (a) unless the Company has a class of stock that is registered under Section 12 of the Exchange Act or (b) to any adjustment allowed under to Section 4.2.

Article 4.
Shares Subject to the Plan

4.1               Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 and except as provided in Section 5.6(b), the maximum number of Shares hereby reserved for delivery under the Plan shall be 19,448,871 Shares.

Up to a maximum of 4.9 million Shares may be delivered pursuant to the exercise of Incentive Stock Options granted hereunder.

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If any Shares subject to an Award granted hereunder (other than a Substitute Award granted pursuant to Section 5.6(b)) are forfeited or such Award otherwise terminates without payment or delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. For avoidance of doubt, however, if any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award or the withholding or payment of taxes related thereto (“Returned Shares”), such Returned Shares will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for grant under the Plan. Moreover, the number of Shares available for issuance under the Plan may not be increased through the Company’s purchase of Shares on the open market with the proceeds obtained from the exercise of any Options granted hereunder. Upon settlement of an SAR, the number of Shares underlying the portion of the SAR that is exercised will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for issuance under the Plan.

Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

4.2               Adjustments in Authorized Shares and Awards; Corporate Transaction, Liquidation or Dissolution.

(a)                Adjustment in Authorized Shares and Awards. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (a) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (b) the number and type of Shares (or other securities or property) subject to outstanding Awards, (c) the Exercise Price with respect to any Option or SAR or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, and (d) the number and kind of Shares of outstanding Restricted Shares, or the Shares underlying any other form of Award. Notwithstanding the foregoing, no such adjustment shall be authorized with respect to any Options or SARs to the extent that such adjustment would cause the Option or SAR to violate Section 424(a) of the Code or otherwise subject any Grantee to taxation under Section 409A of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(b)                Merger, Consolidation or Similar Corporate Transaction. In the event of a merger or consolidation of the Company with or into another corporation or a sale of substantially all of the stock of the Company (a “Corporate Transaction”), unless an outstanding Award is assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, the Committee shall cancel any outstanding Awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the Committee accelerates the vesting of any such Awards) and with respect to any vested and nonforfeitable Awards, the Committee may either (a) allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding Options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (b) cancel any or all of such outstanding Awards in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the Grantee would have received (net of the Exercise Price with respect to any Options or SARs) if such vested Awards were settled or distributed or such vested Options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. Notwithstanding the foregoing, if an Option or SAR is not assumed by the Surviving Company or replaced with an equivalent Award issued by the Surviving Company and the Exercise Price with respect to any outstanding Option or SAR exceeds the Fair Market Value of the Shares immediately prior to the consummation of the Corporation Transaction, such Awards shall be cancelled without any payment to the Grantee.

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(c)                Liquidation or Dissolution of the Company. In the event of the proposed dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. Additionally, the Committee may, in the exercise of its sole discretion, cause Awards to be vested and non-forfeitable and cause any conditions on any such Award to lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable, and allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of such proposed action. Any Awards that remain unexercised upon consummation of such proposed action shall be cancelled.

(d)                Deferred Compensation. Notwithstanding the foregoing provisions of this Section 4.2, if an Award constitutes deferred compensation within the meaning of Section 409A of the Code, no payment or settlement of such Award shall be made pursuant to Section 4.2(b) or (c), unless the Corporate Transaction or the dissolution or liquidation of the Company, as applicable, constitutes a Change in Control.

Article 5.
Eligibility and General Conditions of Awards

5.1               Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award; provided, however, that all Awards made to Non-Employee Directors shall be determined by the Board in its sole discretion. Awards made to Eligible Persons who are principally employed outside the United States shall be subject to the terms of this Plan, except as otherwise modified in an appendix to this Plan or in the Award Agreement. Subject to Sections 15.1 and 15.2, the Board may amend the appendix to reflect changes in foreign law or the Company’s or Affiliates’ workforce or operations.

5.2               Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3               General Terms and Termination of Affiliation. The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 15.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Affiliation by the Grantee. Except as may be required under the Delaware General Corporation Law, Awards may be granted for no consideration other than prior and future services. Except as set forth in an Award Agreement or as otherwise determined by the Committee, (a) all Options and SARs that are not vested and exercisable at the time of a Grantee’s Termination of Affiliation, and any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested at the time of the Grantee’s Termination of Affiliation shall be forfeited to the Company and (b) all outstanding Options and SARs not previously exercised shall expire three months after the Grantee’s Termination of Affiliation.

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5.4               Nontransferability of Awards.

(a)                Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime or, if permissible under applicable law, by the Grantee’s guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a “QDRO”), as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

(b)                No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the Grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(c)                Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement or as otherwise approved by the Committee, Options (other than Incentive Stock Options) and Restricted Shares may be transferred without consideration to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the “Immediate Family” of a Grantee means the Grantee’s spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews. Such Option may be exercised by such transferee in accordance with the terms of the Award Agreement. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

(d)                Nothing herein shall be construed as requiring the Committee to honor a QDRO except to the extent required under applicable law.

5.5               Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

5.6               Stand-Alone, Tandem and Substitute Awards.

(a)                Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan unless such tandem or substitution Award would subject the Grantee to tax penalties imposed under Section 409A of the Code. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits; provided, however, that if any SAR is granted in tandem with an Incentive Stock Option, such SAR and Incentive Stock Option must have the same Grant Date and Term, and the Exercise Price of the SAR may not be less than the Exercise Price of the Incentive Stock Option.

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(b)                The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by current or former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Entity immediately prior to such merger, consolidation or acquisition in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value. The limitations in Section 4.1 on the number of Shares reserved or available for grants shall not apply to Substitute Awards granted under this Section 5.6(b).

5.7               Compliance with Rule 16b-3. The provisions of this Section 5.7 will not apply unless and until the Company has a class of stock that is registered under Section 12 of the Exchange Act.

(a)                Six-Month Holding Period Advice. Unless a Grantee could otherwise dispose of or exercise a derivative security or dispose of Shares delivered under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require a Grantee to comply with the following in order to avoid incurring liability under Section 16(b) of the Exchange Act: (a) at least six (6) months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (b) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six (6) months from the date of grant of an Award.

(b)                Reformation to Comply with Exchange Act Rules. To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

(c)                Rule 16b-3 Administration. Any function relating to a Section 16 Person shall be performed solely by the Committee or the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired. Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.

5.8               Deferral of Award Payouts. The Committee may permit a Grantee to defer, or if and to the extent specified in an Award Agreement, require the Grantee to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of restrictions with respect to Restricted Stock Units, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, the lapse or waiver of the deferral period for Deferred Stock, or the lapse or waiver of restrictions with respect to Other Stock-Based Awards or Cash Incentive Awards. If the Committee permits such deferrals, the Committee shall establish rules and procedures for making such deferral elections and for the payment of such deferrals, which shall conform in form and substance with applicable regulations promulgated under Section 409A of the Code and Article 16 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee’s deferral election.

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Article 6.
Stock Options

6.1               Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2               Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Term of the Option, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

6.3               Option Exercise Price. The Exercise Price of an Option under this Plan shall be determined in the sole discretion of the Committee but may not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

6.4               Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

(a)                shall be granted only to an employee of the Company or a Subsidiary Corporation;

(b)                shall have an Exercise Price of not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “10% Owner”), have an Exercise Price not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on its Grant Date;

(c)                shall be for a period of not more than ten (10) years (five (5) years if the Grantee is a 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d)                shall not have an aggregate Fair Market Value (as of the Grant Date) of Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee’s employer or any parent or Subsidiary Corporation (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds one hundred thousand dollars ($100,000) (the “$100,000 Limit”);

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(e)                shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

(f)                 shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”) within ten (10) days of such a Disqualifying Disposition;

(g)                shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution, and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death; and

(h)                shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Stock Option.

Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

6.5               Payment of Exercise Price. Except as otherwise provided in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:

(a)                cash, personal check or wire transfer;

(b)                with the approval of the Committee, delivery of Common Stock owned by the Grantee prior to exercise, such shares valued at Fair Market Value on the date of exercise;

(c)                with the approval of the Committee, Shares acquired upon the exercise of such Option, such Shares valued at Fair Market Value on the date of exercise;

(d)                with the approval of the Committee, Restricted Shares held by the Grantee prior to the exercise of the Option, valued at Fair Market Value on the date of exercise; or

(e)                subject to applicable law (including the prohibited loan provisions of Section 402 of the Sarbanes Oxley Act of 2002), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

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The Committee may in its discretion specify that, if any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Exercise Price, (a) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (b) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

Article 7.
Stock Appreciation Rights

7.1               Issuance. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person either alone or in addition to other Awards granted under the Plan. Such SARs may, but need not, be granted in connection with a specific Option granted under Article 6. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

7.2               Award Agreements. Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee.

7.3               SAR Exercise Price. The Exercise Price of a SAR shall be determined by the Committee in its sole discretion; provided that the Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of the grant of the SAR.

7.4               Exercise and Payment. Upon the exercise of an SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)                The excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price; by

(b)                The number of Shares with respect to which the SAR is exercised.

SARs shall be deemed exercised on the date written notice of exercise in a form acceptable to the Committee is received by the Secretary of the Company. The Company shall make payment in respect of any SAR within five (5) days of the date the SAR is exercised. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine or, to the extent permitted under the terms of the applicable Award Agreement, at the election of the Grantee.

Article 8.
Restricted Shares

8.1               Grant of Restricted Shares. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

8.2               Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without Cause.

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8.3               Consideration for Restricted Shares. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares.

8.4               Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (a) the amount paid by the Grantee for such Restricted Shares, or (b) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

8.5               Escrow; Legends. The Committee may provide that the certificates for any Restricted Shares (a) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited and/or (b) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be delivered without such legend.

Article 9.
Performance Units and Performance Shares

9.1               Grant of Performance Units and Performance Shares. Subject to and consistent with the provisions of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2               Value/Performance Goals. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

(a)                Performance Unit. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

(b)                Performance Share. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

9.3               Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the Grantee of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee. At the discretion of the Committee, the settlement of Performance Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement. If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period. At the discretion of the Committee, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares deliverable in connection with vested Performance Shares which have been earned, but not yet delivered to the Grantee.

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Article 10.
Deferred Stock and Restricted Stock Units

10.1           Grant of Deferred Stock and Restricted Stock Units. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Stock and/or Restricted Stock Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine. Deferred Stock must conform in form and substance with applicable regulations promulgated under Section 409A of the Code and with Article 16 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such Deferred Stock.

10.2           Vesting and Delivery.

(a)                Delivery with Respect to Deferred Stock. Delivery of Shares subject to a Deferred Stock grant will occur upon expiration of the deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Code as specified by the Committee in the Grantee’s Award Agreement for the Award of Deferred Stock. An Award of Deferred Stock may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at such times or upon the achievement of such objectives as the Committee shall determine at the time of grant or thereafter. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Deferred Stock remains subject to a substantial risk of forfeiture, such Deferred Shares shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

(b)                Delivery with Respect to Restricted Stock Units. Delivery of Shares subject to a grant of Restricted Stock Units shall occur no later than the fifteenth (15th) day of the third (3rd) month following the end of the taxable year of the Grantee or the fiscal year of the Company in which the Grantee’s rights under such Restricted Stock Units are no longer subject to a substantial risk of forfeiture as defined in final regulations under Section 409A of the Code. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Restricted Stock Units remains subject to a substantial risk of forfeiture, such Restricted Stock Units shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

10.3           Voting and Dividend Equivalent Rights Attributable to Deferred Stock and Restricted Stock Units. A Grantee awarded Deferred Stock or Restricted Stock Units shall have no voting rights with respect to such Deferred Stock or Restricted Stock Units prior to the delivery of Shares in settlement of such Deferred Stock and/or Restricted Stock Units. Unless otherwise determined by the Committee, a Grantee shall have the rights to receive Dividend Equivalents in respect of Deferred Stock and/or Restricted Stock Units, which Dividend Equivalents shall be deemed reinvested in additional Shares of Deferred Stock or Restricted Stock Units, as applicable, which shall remain subject to the same forfeiture conditions applicable to the Deferred Stock or Restricted Stock Units to which such Dividend Equivalents relate.

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Article 11.
Dividend Equivalents

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested subject to distribution at the same time and subject to the same conditions as the Award to which it relates; provided, however, that any Dividend Equivalents granted in conjunction with any Award that is subject to forfeiture conditions shall remain subject to the same forfeiture conditions applicable to the Award to which such Dividend Equivalents relate and any payments in respect of any Dividend Equivalents granted in conjunction with any Options or SARs may not be conditioned, directly or indirectly, on the Grantee’s exercise of the Options or SARs or paid at the same time that the Options or SARs are exercised. The timing of payment or distribution of Dividend Equivalents must comply with the requirements of Section 409A of the Code.

Article 12.
Bonus Shares

Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.

Article 13.
Other Stock-Based Awards

The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, and Awards valued by reference to the value of securities of or the performance of specified Affiliates. Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares delivered pursuant to a purchase right granted under this Article 13 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

Article 14.
Non-Employee Director Awards

Subject to the terms of the Plan, the Board may grant Awards to any Non-Employee Director, in such amount and upon such terms and at any time and from time to time as shall be determined by the full Board in its sole discretion. Except as otherwise provided in Section 5.6(b), a Non-Employee Director may not be granted Awards with respect to Shares that have a Fair Market Value (determined as of the date of grant) in excess of five hundred thousand dollars ($500,000) in a single calendar year.

Article 15.
Amendment, Modification, and Termination

15.1           Amendment, Modification, and Termination. Subject to Section 15.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s stockholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval.

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15.2           Awards Previously Granted. Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

Article 16.
Compliance with Section 409A of the Code

16.1           Awards Subject to Section 409A of the Code. The provisions of this Article 16 shall apply to any Award or portion thereof that is or becomes deferred compensation subject to Section 409A of the Code (a “409A Award”), notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award.

16.2           Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A of the Code, the following rules shall apply to any deferral and/or elections as to the form or timing of distributions (each, an “Election”) that may be permitted or required by the Committee with respect to a 409A Award:

(a)                Any Election must be in writing and specify the amount being deferred, and the time and form of distribution (i.e., lump sum or installments) as permitted by this Plan. An Election may but need not specify whether payment will be made in cash, Shares or other property.

(b)                Any Election shall become irrevocable as of the deadline specified by the Committee, which shall not be later than December 31 of the year preceding the year in which services relating to the Award commence; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Section 409A of the Code and is based on services performed over a period of at least twelve (12) months, then the deadline may be no later than six (6) months prior to the end of such Performance Period.

(c)                Unless otherwise provided by the Committee, an Election shall continue in effect until a written election to revoke or change such Election is received by the Committee, prior to the last day for making an Election for the subsequent year.

16.3           Subsequent Elections. Except as otherwise permitted or required by Section 409A of the Code, any 409A Award which permits a subsequent Election to further defer the distribution or change the form of distribution shall comply with the following requirements:

(a)                No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

(b)                Each subsequent Election related to a distribution upon separation from service, a specified time, or a Change in Control must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

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(c)                No subsequent Election related to a distribution to be made at a specified time or pursuant to a fixed schedule shall be made less than twelve (12) months prior to the date the first scheduled payment would otherwise be made.

16.4           Distributions Pursuant to Deferral Elections. Except as otherwise permitted or required by Section 409A of the Code, no distribution in settlement of a 409A Award may commence earlier than:

(a)                Separation from Service;

(b)                the date the Participant becomes Disabled (as defined in Section 2.15(b);

(c)                the Participant’s death;

(d)                a specified time (or pursuant to a fixed schedule) that is either (a) specified by the Committee upon the grant of the Award and set forth in the Award Agreement or (b) specified by the Grantee in an Election complying with the requirements of Section 16.2 and/or 16.3, as applicable; or

(e)                a change in ownership of the Company or a substantial portion of its assets within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(v) or (vii) or a change in effective control of the Company within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(vi) (a “Change in Control”).

16.5           Six Month Delay. Notwithstanding anything herein or in any Award Agreement or Election to the contrary, to the extent that distribution of a 409A Award is triggered by a Grantee’s Separation from Service, if the Grantee is then a “specified employee” (as defined in Treasury Regulation Section 1.409A-1(i)), no distribution may be made before the date which is six (6) months after such Grantee’s Separation from Service, or, if earlier, the date of the Grantee’s death.

16.6           Death or Disability. Unless the Award Agreement otherwise provides, if a Grantee dies or becomes Disabled before complete distribution of amounts payable upon settlement of a 409A Award, such undistributed amounts, to the extent vested, shall be distributed as provided in the Participants Election. If the Participant has made no Election with respect to distributions upon death or Disability, all such distributions shall be paid in a lump sum within ninety (90) days following the date of the Participant’s death or Disability.

16.7           No Acceleration of Distributions. This Plan does not permit the acceleration of the time or schedule of any distribution under a 409A Award, except as provided by Section 409A of the Code and/or applicable regulations or rulings issued thereunder.

Article 17.
Withholding

17.1           Required Withholding.

(a)                The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option or SAR, or upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes by one or a combination of the following methods:

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(i)                      paying an amount in cash equal to the amount to be withheld (including cash obtained through the sale of the Shares acquired on exercise of an Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, through a broker-dealer to whom the Grantee has submitted an irrevocable instructions to deliver promptly to the Company, the amount to be withheld);

(ii)                    delivering part or all of the amount to be withheld in the form of Common Stock valued at its Fair Market Value on the Tax Date;

(iii)                  requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or SAR, upon the lapse of restrictions on Restricted Stock, or upon the transfer of Shares, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iv)                   withholding from any compensation otherwise due to the Grantee.

The Committee in its sole discretion may provide that the maximum amount of tax withholding (a) upon exercise of an Option or SARs, (b) upon the lapse of restrictions on Restricted Shares, (c) upon the transfer of Shares, (d) to be satisfied by withholding Shares upon exercise of such Option or SAR, (e) upon the lapse of restrictions on Restricted Shares, or (f) upon the transfer of Shares, pursuant to clause (c) above, shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

(b)                Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.4(f)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a).

17.2           Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within ten (10) days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

Article 18.
Additional Provisions

18.1           Successors. Subject to Section 4.2(b), all obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

18.2           Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

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18.3           Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

18.4           Securities Law Compliance.

(a)                If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. In addition, if requested by the Company and any underwriter engaged by the Company, Shares acquired pursuant to Awards may not be sold or otherwise transferred or disposed of for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed ninety (90) days in the case of any public offering. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

(b)                If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

18.5           Forfeiture Events. Notwithstanding any provisions herein to the contrary, the Committee shall have the authority to determine (and may so provide in any Award Agreement) that a Grantee’s (including his or her estate’s, beneficiary’s or transferee’s) rights (including the right to exercise any Option or SAR), payments and benefits with respect to any Award shall be subject to reduction, cancellation, forfeiture or recoupment (to the extent permitted by applicable law) in the event of the Participant’s termination for Cause; serious misconduct; violation of the Company’s or an Affiliate’s policies; breach of fiduciary duty; unauthorized disclosure of any trade secret or confidential information of the Company or an Affiliate; breach of applicable noncompetition, nonsolicitation, confidentiality or other restrictive covenants; or other conduct or activity that is in competition with the business of the Company or an Affiliate, or otherwise detrimental to the business, reputation or interests of the Company and/or an Affiliate; or upon the occurrence of certain events specified in the applicable Award Agreement (in any such case, whether or not the Grantee is then an Employee or Non-Employee Director). The determination of whether a Grantee's conduct, activities or circumstances are described in the immediately preceding sentence shall be made by the Committee in its discretion, and pending any such determination, the Committee shall have the authority to suspend the exercise, payment, delivery or settlement of all or any portion of such Grantee’s outstanding Awards pending any investigation of the matter.

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18.6           No Rights as a Stockholder. No Grantee shall have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

18.7           Nature of Payments. Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit sharing, bonus, insurance or other employee benefit plan of the Company or any Affiliate, except as such plan shall otherwise expressly provide, or (b) any agreement between (a) the Company or any Affiliate and (b) the Grantee, except as such agreement shall otherwise expressly provide.

18.8           Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees or Non-Employee Directors as it may deem desirable.

18.9           Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice or conflicts of law rule or principles that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

18.10        Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

18.11        Affiliation. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Grantee’s employment or consulting contract at any time, nor confer upon any Grantee the right to continue in the employ of or as an officer of or as a consultant to or Non-Employee Director of the Company or any Affiliate.

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18.12        Participation. No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

18.13        Military Service. Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

18.14        Construction. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

18.15        Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

18.16        Obligations. Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

18.17        No Right to Continue as Director. Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company.

18.18        Stockholder Approval. All Incentive Stock Options granted on or after the Effective Date and prior to the date the Company’s stockholders approve the Plan are expressly conditioned upon and subject to approval of the Plan by the Company’s stockholders.

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Annex A

Notwithstanding anything to the contrary in the Plan, the following provisions shall apply to Grantees who are German residents employed with an Affiliate of the Company operating a business in Germany:

1.	Article 17 of the Plan shall read:

“Required Withholding

(a)                The Committee in its sole discretion may provide that when taxes, including social security contributions (Sozialversicherungsbeiträge) are to be withheld in connection with the exercise of an Option or upon the transfer of Shares, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such transfer of Shares or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may elect to make payment for the withholding of German taxes, e.g. wage tax including social security contributions (Sozialversicherungsbeiträge), by one or a combination of the following methods to the Company or the appropriate Affiliate that employed the Grantee:

(i)                      payment of an amount in cash equal to the amount to be withheld (including cash obtained through the sale of the Shares acquired on exercise of an Option or upon the transfer of Shares, through a broker-dealer to whom the Grantee has submitted an irrevocable instructions to deliver promptly to the Company or the appropriate Affiliate that employed the Grantee, the amount to be withheld);

(ii)                    requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or upon the transfer of Shares, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iii)                  withholding from any compensation otherwise due to the Grantee.

The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option or upon the transfer of Shares, to be satisfied by withholding Shares upon exercise of such Option or upon the transfer of Shares, pursuant to clause (ii) above shall not exceed the minimum amount of taxes, including social security contributions, required to be withheld under federal, state and local law.  An election by a Grantee under this subsection is irrevocable.  Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash.  If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.”

2.	Participation in the Plan and the grant of Awards does not result in the establishment of an employment relationship with the Company. Irrespective of in the Plan, the employing Affiliate, namely Immunic AG or Immunic GmbH, shall remain the sole employing entity (“Employing Entity”) of the Grantee. Participation in the Plan does constitute a component of remuneration under employment with the Employing Entity. Any actions undertaken by the Employing Entity or involvement of the Employing Entity in the administration of the Plan are performed in the name of the Company and/or the Committee and shall not be deemed to establish any claim against the Employing Entity for performance of the Plan. Thus, the Employing Entity shall not be held liable for proper performance of the Plan. Irrespective of any information provided or support delivered by the Employing Entity, the Employing Entity does not assume any obligation in the context of the Plan.

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3.	Participation in the Plan is governed by the laws of the State of Delaware, other than its laws respecting choice or conflicts of law rule or principles that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Grantee submits to the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware.

4.	Participation in the Plan is granted on an exclusively voluntary basis. Even if there is a repeated grant of rights and without express notification that the grant is paid voluntarily, no legal claim for future grants exists, and further grants remain in the complete discretion of the Company.

5.	To the extent that participation in the Plan is subject to mandatory German laws which cannot be circumvented by no. 2 above, the definition of “Cause” (as set forth in Section 2.6) or any Award Agreement shall be interpreted to mean a serious cause as determined in section 626 of the German Civil Code (“Bürgerliches Gesetzbuch”) as regards a material breach of the Grantee’s obligations deriving from employment with the Employing Entity as well as determined in the Protection Against Unfair Dismissal Act (“Kündigungsschutzgesetz”) for a dismissal based on the behavior of an employee (“verhaltensbedingter Kündigungsgrund”). To the extent that participation in the Plan is subject to mandatory German laws that cannot be circumvented by Section 2 of this Annex A, “Disability” or “Disabled” shall be interpreted pursuant to the German Social Security Code IX (“Sozialgesetzbuch IX”). Termination of Affiliation shall occur on the expiration of the last day the Grantee is employed with the Employing Entity, thus, start of a release from duties to work for whatever reason or any other paid or unpaid absence from work while the employment relationship with the Employing Entity is continuing shall not be deemed a Termination of Affiliation.

6.	Participation in the Plan requires the processing of personal data of the Grantee as defined in and as may be subject to the provisions of Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data and repealing Directive 95/46/EC (General Data Protection Regulation) and of the Federal Data Protection Act (Bundesdatenschutzgesetz) and other data protection legislation of the Federal Republic of Germany (together “Applicable Data Protection Laws”). The Company will process Grantee’s personal data in strict compliance with Applicable Data Protection Laws. The Grantee acknowledges that its consent may be required for such processing under Applicable Data Protection Laws and agrees that its participation in the Plan and the grant of any Awards or any other rights hereunder is subject to the Grantee providing and not withdrawing such consent.

* * * * * *

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